SECOND AMENDED AND RESTATED AGREEMENT

AND CONSENT TO ASSIGNMENT1

THIS SECOND AMENDED AND RESTATED AGREEMENT AND CONSENT TO ASSIGNMENT (this “Agreement”) is made as of September 28, 2011, by and among QVC, Inc. (“QVC”), a Delaware corporation, on the one hand, and IM Brands, LLC (“Company”), a Delaware limited liability company, IM Ready Made, LLC (“Assignor”), a New York limited liability company, XCel Brands, Inc. (“XCel”), a Delaware corporation, and Isaac Mizrahi (“Mizrahi”), an adult individual, on the other hand. (QVC, Company, Assignor, XCel and Mizrahi hereinafter are referred to collectively as the “Parties” and each individually as a “Party”, unless stated otherwise).

RECITALS

WHEREAS, QVC, Assignor and, for the limited purposes set forth therein, Mizrahi are parties to that certain Amended and Restated Agreement, dated January 29, 2010, as amended by that Addendum dated January 29, 2010 and that First Amendment to Amended and Restated Agreement dated December 20, 2010 (collectively, as amended, the “Amended and Restated Agreement”);

WHEREAS, Company, XCel, Assignor, Mizrahi and Marisa Gardini have entered into an Asset Purchase Agreement, dated May 19, 2011, as amended July 28, 2011 and as may be amended thereafter (the “Asset Purchase Agreement”), pursuant to which the Company, as the wholly owned subsidiary of Xcel, has agreed to purchase substantially all of the trademarks and other intellectual property assets of Assignor, including, without limitation, all rights in and to the Mark (as defined below);

WHEREAS, the Parties desire, as of the Effective Date (as defined below) (a) to amend and restate the Amended and Restated Agreement as set forth herein, and (b) that QVC consent to the assignment from Assignor to Company of that certain agreement dated December 1, 2009, by and between QVC and Assignor (the “Design Services Reimbursement Agreement”);

WHEREAS, QVC and its subsidiaries promote, market, sell and distribute (collectively, “Promote”) products through various means and media, including without limitation, their televised shopping programs (the “Programs”);

1   NOTE: Portions of this Exhibit 10.5 have been have been omitted pursuant to a Request for Confidential Treatment and filed separately with the Commission. Such portions are designated “***” or “[***]”.

WHEREAS, QVC desires to have manufactured and to Promote various products bearing, marketed in connection with or otherwise associated with (i) the trademark “IsaacMizrahiLive”; (ii) such other words as may be determined in accordance with paragraph 1(g) below; and (iii) related logos as specified in Exhibit “A” to this Agreement (collectively, the “Mark”), including, but not limited to, books, home furnishings, home decor, tabletop, cookware, kitchen prep items, gardening products, beauty products, jewelry, fashion accessories, sunglasses, handbags, small leather goods, footwear and apparel that are endorsed, designed, marketed, and/or promoted by Company (all such products bearing, marketed in connection with or otherwise associated with the Mark, including, but not limited to, books, home furnishings, home decor, tabletop, cookware, kitchen prep items, gardening products, beauty products, jewelry, fashion accessories, sunglasses, handbags, small leather goods, footwear and apparel that are endorsed, designed, marketed, promoted and/or sold by Company, whether now in existence or developed hereafter, are collectively referred to hereinafter as the “Products”). For purposes of clarification, the Products shall be of unique designs, colors, prints, patterns, price points and/or materials (or unique in some other manner) to be sufficiently different from, so as to not directly compete with, products sold as part of the Liz Claiborne New York line of which Mizrahi is the creative director;

WHEREAS, QVC desires to Promote, and Company desires to have Promoted, certain items that are developed, manufactured and/or licensed by third parties (“Vendors”), which items will (i) bear, be marketed in connection with or otherwise associated with the trademark(s) and/or service mark(s) of the Vendors and (ii) bear, be marketed in connection with or otherwise associated with the Mark, and (iii) contain a design element (a “Design Element”) provided by Company and Mizrahi or, in the event of (A) the death of Mizrahi or (B) the disability of Mizrahi, and the election of QVC not to terminate this Agreement pursuant to paragraph 6(c) in the event of either occurrence, a substitute designer mutually acceptable to Company and QVC (all such items are hereinafter referred to as “Co-Branded Products”);

WHEREAS, Company and QVC desire that QVC Promote the Products and Co-Branded Products through certain means and media, and that Company cause Mizrahi or another spokesperson mutually agreeable to QVC and Company (Mizrahi and such other spokesperson as may be mutually agreeable to QVC and Company hereinafter are referred to as “Spokesperson”, unless stated otherwise) to appear on certain of the Programs to assist QVC in promoting the Products and Co-Branded Products; and

WHEREAS, Earthbound LLC (“Earthbound”), a New York limited liability company, is the brand manager for Assignor for the period prior to the Effective Date (as defined in paragraph 1(a) below) and is a party to that certain agreement, dated as of September 1, 2009, as subsequently amended, by and between QVC, on the one hand, and Earthbound, on the other hand (the “Earthbound Agreement”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the undersigned parties, incorporating the above Recitals, hereby agree, as of the Effective Date, to amend and restate the Amended and Restated Agreement as follows:

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1.           Effectiveness of Agreement; Grant of License and Other Rights by Company.

(a)          This Agreement shall become effective simultaneously with the closing of the transactions contemplated by the Asset Purchase Agreement and the delivery to QVC of a life insurance policy, or the absolute assignment of a life insurance policy, as required by paragraph 6(c) below (the “Effective Date”); provided, however, that in the event the Effective Date does not occur by September 30, 2011, this Agreement shall be rendered null and void ab initio. On the Effective Date, the Company shall provide notice to QVC (in the manner prescribed in paragraph 11(e) below) that the same has occurred. On the Effective Date, Company shall pay, or cause one or more of its affiliates to pay, the sum of One Million Five Hundred Thousand Dollars ($1,500,000.00), in good and immediately available funds, to QVC, via wire transfer (with telephone notice of the Federal reference number to QVC’s Treasury Department Attn: Nicole Maganas at 484.701.1416 upon transfer) pursuant to the following wiring instructions (unless otherwise directed in writing by QVC):

Account Name:	QVC, Inc.
Account Number:	***
Bank Name:	***
Bank Address:	***

ABA #:	***
SWIFT:	***

Bank Contact Name:
***

On the Effective Date, Assignor shall pay, or cause one or more of its affiliates to pay, the sum of One Million Dollars ($1,000,000.00), in good and immediately available funds, to QVC, via wire transfer pursuant to the aforesaid wiring and notice instructions. Time is of the essence with respect to the aforesaid payment obligations of Company and Assignor on the Effective Date and, in the event of the failure of either Company or Assignor to make the respective payments required by this paragraph 1(a), this Agreement shall be rendered null and void ab initio. Notwithstanding anything contained in this Agreement to the contrary, QVC shall not be obligated to make any payments under this Agreement unless and until it receives (i) the aforesaid respective cash payments, in good and immediately available funds, from Company and Assignor; and (ii) delivery or, in the alternative, absolute assignment, of the insurance policy required by paragraph 6(c) below. For avoidance of doubt, the Parties agree that the Amended and Restated Agreement shall remain in effect, unmodified hereby, until the Effective Date.

(b)          Company grants to QVC and its affiliates during the License Period (as defined in paragraph 3 below): (i) the exclusive worldwide right to Promote the Products through all means and media, now known or hereafter developed; (ii) the right to use, publish, reproduce and transmit the trademarks, trade names, service marks, trade dress, copyrights, designs, logos and/or other intellectual property rights owned, used, licensed and/or developed by Company solely in connection with the Products, including, without limitation, the Mark (whether now in existence or created hereafter, collectively, the “Product IP Rights”) to Promote the Products in accordance with the terms and conditions of this Agreement and the right to sublicense to others the aforementioned rights; and (iii) the sub-licensable right to cause the Products to be manufactured by such manufacturer(s) (“Manufacturer(s)”), which Manufacturers shall be as mutually agreed upon by QVC and Company. For purposes of clarification, Company shall have final approval over any Manufacturer, which approval shall not be unreasonably withheld or delayed. Company grants to QVC and its affiliates the nonexclusive right (subject to the provisions of paragraph 5 below) to use the rights granted in (i), (ii) and (iii) above during the Sell-Off Period (as defined in paragraph 3 below). It is expressly understood that nothing in this paragraph shall prohibit Company or Spokesperson from entering into a similar product development licensing agreement with any other retailer and/or wholesaler to the extent not prohibited by, or in conflict with, the terms of this Agreement.

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(c)          Company grants to QVC and its affiliates during the License Period: (i) the exclusive worldwide right to Promote the Co-Branded Products through all means and media, now known or hereafter developed; (ii) the right to use, publish, reproduce and transmit certain of the trademarks, trade names, service marks, trade dress, copyrights, designs, logos and/or other intellectual property rights owned, used, licensed and/or developed by Company in connection with the Co-Branded Products, including, without limitation, the Design Element and the Mark (whether now in existence or created hereafter, collectively, the “Co-Branded IP Rights”) to Promote the Co-Branded Products in accordance with the terms and conditions of the Agreement and the right to sublicense to others the aforementioned rights); and (iii) the sub-licensable right to cause the Co-Branded Products to be manufactured by Vendors (or their licensees), which Vendors shall be as mutually agreed by the parties. Company grants to QVC and its affiliates the nonexclusive right to use the rights granted in (i), (ii) and (iii) above during the Sell-Off Period.

(d)          Company grants to QVC and its subsidiaries during the License Period the exclusive worldwide right to use the Spokesperson’s name, likeness, image, voice and performance (the “Endorsement”) to Promote the Products and the Co-Branded Products through all means and media, now known or hereafter developed. In addition, Company grants to QVC and its subsidiaries the non-exclusive (subject to the provisions of paragraph 5 below) right to use the rights granted in this subparagraph (d) during the Sell-Off Period. Hereinafter, the rights granted to QVC and its subsidiaries pursuant to this paragraph 1 are collectively referred to as the “License”. Except as may be set forth herein to the contrary, the License grants rights to QVC and its subsidiaries with respect to the Mark and the Endorsement only.

(e)          In order to ensure the consistent quality of the Products, QVC shall arrange directly with Manufacturers of Products for such Manufacturers of Products to provide to Company samples of Products and any packaging, or other promotional materials associated therewith for the purpose of allowing Company to verify that such samples conform to its specifications and requirements, if any, for the Products, provided that Company provides QVC with any such specifications and requirements at the time of delivery of the Designs (as defined in paragraph 2(f) below) for the subject Products. Any such specifications and requirements not delivered to QVC by Company at the time of delivery of the Designs for the subject Products shall be deemed to be waived by Company. For purposes of clarification, as between Company and QVC, Company shall be responsible for oversight with respect to the quality of Products and the use of the Product IP Rights in connection with the manufacture thereof.

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 (f)          In order to ensure the consistent quality of the incorporation of the Design Element into Co-Branded Products, QVC shall arrange directly with Vendors for Vendors to provide to Company samples of Co-Branded Products for the purpose of allowing Company to verify that such samples conform to Company’s specifications and requirements, provided that Company provides QVC with such specifications and requirements at the time of delivery of the Designs for the subject Products. Any such specifications and requirements not delivered to QVC by Company at the time of delivery of the Designs for the subject Products shall be deemed to be waived by Company. For purposes of clarification, as between Company and QVC, Company shall be responsible for oversight with respect to the quality of the incorporation of the Design Element into the Co-Branded Products and the use of the Co-Branded IP Rights in connection with the manufacture thereof.

(g)          In addition to, or in lieu of, the Mark identified above, the Products and Co-Branded Products may be Promoted under a brand name or brand names as mutually agreed upon, in writing, by QVC and Company.

2.           Products and Compensation.

(a)          From time to time, QVC and its subsidiaries may issue to Manufacturer(s) a purchase order (any such purchase order, as may be issued from time to time, is hereinafter referred to as a “Purchase Order”). Hereafter, any purchases of Products by QVC shall be made according to the terms set forth in this Agreement and in any such Purchase Order(s). The terms of each Purchase Order, shall survive the expiration or termination of this Agreement. Notwithstanding anything to the contrary contained in this Agreement or otherwise, QVC and its subsidiaries expressly reserve the right to promote products that are in competition with the Products and make no representations or warranties with respect to (i) the amount of Products, if any, that may be sold through the Programs or otherwise, (ii) the number of times, if any, the Products may be offered for sale on the Programs or otherwise, or (iii) the amount of revenue, if any, that may be generated through any sales of Products on the Programs or otherwise. This Agreement does not obligate QVC or its subsidiaries to purchase any Products from Manufacturer(s) or to Promote any Products.

(b)          From time to time, QVC and its subsidiaries may issue to Vendor(s) a purchase order (any such purchase order, as may be issued from time to time, is hereinafter referred to as a “Vendor Purchase Order”). Hereafter, any purchases of Co-Branded Products by QVC shall be made according to the terms set forth in this Agreement and in any such Vendor Purchase Order(s). The terms of each Vendor Purchase Order, shall survive the expiration or termination of the Agreement. Notwithstanding anything to the contrary contained in the Agreement or otherwise, QVC and its subsidiaries expressly reserve the right to promote products that are in competition with the Co-Branded Products and make no representations or warranties with respect to (i) the amount of Co-Branded Products, if any, that may be sold through the Programs or otherwise, (ii) the number of times, if any, the Co-Branded Products may be offered for sale on the Programs or otherwise, or (iii) the amount of revenue, if any, that may be generated through any sales of Co-Branded Products on the Programs or otherwise. This Agreement does not obligate QVC or its subsidiaries to purchase any Co-Branded Products from Vendor(s) or to Promote any Co-Branded Products.

(c)          Company shall be responsible for all out-of-pocket costs and expenses incurred by Spokesperson and/or Company in connection with the services performed by Spokesperson and/or Company under this Agreement, subject to any reimbursements due to the Company in accordance with paragraph 4(a) of this Agreement.

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(d)          During the License Period, QVC shall pay Company as set forth in this paragraph 2 for the rights granted and services provided hereunder with respect to both Products and Co-Branded Products and Company shall accept the same as its sole compensation for such rights granted and services provided hereunder.

(e)          During the License Period, within thirty (30) days after the end of each calendar quarter, QVC will send to Company a statement covering sales of Products and Co-Branded Products in such calendar quarter and any payment due pursuant to paragraphs 2(g) and 2(i) below for such calendar quarter, and will pay to Company any such payment that is so due in accordance with the provisions of paragraphs 2(g) and 2(i) below. Each statement shall become binding on Company and Company shall, absent fraud on the part of QVC, neither have nor make any claim against QVC with respect to such statement, unless Company shall advise QVC, in writing, of the specific basis of such claim within one (1) year after the date Company receives such statement. Company may, not more than once during any calendar year, but only once with respect to any statement rendered hereunder, audit QVC’s books and records related to the Products and Co-Branded Products for the purpose of determining the accuracy of QVC’s statements to Company. If Company wishes to perform any such audit, Company will notify QVC at least thirty (30) days before the date when Company plans to commence such audit. Company shall not be entitled to examine any records that do not report sales of Products and/or Co-Branded Products. All audits shall be made during regular business hours upon reasonable notice, and shall be conducted on Company’s behalf by an independent Certified Public Accountant or other professional representative. Each examination shall be made at Company’s own expense at QVC’s regular place of business where the books and records are maintained; provided, however, that if any such audit reveals an underpayment of amounts owed pursuant to paragraphs 2(g) and 2(i) of greater than ten percent (10%), QVC shall pay all such past due amounts plus reasonable expenses of Company’s audit including reasonable professional fees.

(f)          Design and Manufacturing. QVC and the Company will cooperate and work in concert to develop designs (“Designs”) and prototypes (“Prototypes”) for the manufacture of the Products and Co-Branded Products. Company and Mizrahi or, in the event of (A) the death of Mizrahi or (B) the disability of Mizrahi, and the election of QVC not to terminate this Agreement pursuant to paragraph 6(c) in the event of either occurrence, a substitute designer mutually acceptable to Company and QVC, shall provide no fewer than 200 Designs to QVC during each License Period Year (as defined in paragraph 2(g) below) of the License Period. Prior to the manufacture of any specific Product line or Co-Branded Product line (each Product line or Co-Branded Product line, an “Item”), QVC will provide a production quality sample (each, a “Sample”) of each Item for the Company’s approval. Each Item produced, if any, by a Manufacturer will be an accurate reproduction in all material respects to the Sample. Further, the Company shall notify QVC of its approval or disapproval of any Sample within five (5) Business Days (as defined below) after Company receives such Sample. The parties will reasonably cooperate in an attempt to resolve any disapproval of, objections to or concerns with, the Sample. If, however, the Company fails to disapprove any Sample within five (5) Business Days of its receipt of such Sample, Company will be deemed to have approved such Sample. Company and Mizrahi acknowledge that as between them and QVC, QVC owns the Designs. “Business Day”, as used herein, shall mean any day except Saturday, Sunday and/or any other day on which commercial banks in Philadelphia, Pennsylvania or New York, New York are authorized by law to close.

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(g)          QVC shall pay to the Company the following *** Royalty Payments ***, subject, however, to the provisions of paragraph 2(i) below:

***

As used herein, each License Period Year shall commence on October 1 and end on September 30 of the subsequent calendar year. The calendar quarters for each of the License Period Years shall consist of October, November and December as the first calendar quarter; January, February and March as the second calendar quarter; April, May and June as the third calendar quarter; and July, August and September as the fourth and final calendar quarter. The *** Royalty Payment shall be remitted in accordance with paragraph 2(i) below.

(h)          The parties acknowledge and agree that *** to Assignor, which ***. QVC acknowledges and agrees that it is accepting the following in satisfaction of ***: (i) payment by Company of $1,500,000.00, in good and immediately available funds, to QVC pursuant to paragraph 1(a) above; (ii) payment by Assignor of $1,000,000.00, in good and immediately available funds, to QVC pursuant to paragraph 1(a) above; (iii) *** as set forth in the Amended and Restated Agreement; (iv) receipt of the Reverse Royalty (as defined below) payments due and owing to QVC pursuant to paragraph 2(k) below; and (v) receipt of the Third Participating Royalty Payments (as defined below) due and owing to QVC pursuant to paragraph 2(l) below. Notwithstanding anything contained in this Agreement to the contrary, (i) QVC shall have no recourse against Assignor for (A) ***; or (B) the payment of $1,500,000.00 due to QVC by Company pursuant to paragraph 1(a) above; or (C) for payment of the Reverse Royalty due to QVC pursuant to paragraph 2(k) below; and/or (D) for payment of the Third Participating Royalty Payments due to QVC pursuant to paragraph 2(l) below, provided, however, that nothing in this paragraph 2(h) modifies, amends or novates the payment obligations of Assignor as set forth in paragraph 1(a) above and in this paragraph 2(h)(ii); and (ii) QVC shall have no recourse against Company for (A) ***; and/or (B) the payment of $1,000,000.00 due to QVC by Assignor pursuant to paragraph 1(a) above, provided, however, that nothing in this paragraph 2(h) modifies, amends or novates the obligations of Company under this Agreement, including, without limitation, the obligations of Company as set forth in subsections (i), (iv) and (v) of this paragraph 2(h) in paragraph 1(a) above and in paragraph 2(l) below.

(i)          The *** Royalty Payments set forth in paragraph 2(g) above shall be remitted pursuant to, and subject to the conditions in, this paragraph 2(i). QVC shall pay, and Company shall accept, the following as the sole compensation for the rights granted and services provided in this Agreement:

(i)          In accordance with paragraph 2(e) above, QVC shall pay to Company the *** Royalty Payment with respect to the first three consecutive calendar quarters of each applicable License Period Year; and

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(ii)         In accordance with paragraph 2(e) above, QVC shall pay to Company with respect to the fourth and final calendar quarter of each applicable License Period Year ***. For purposes of this Agreement, “Gross Royalty” is defined to be ***. For purposes of this Agreement, “Net Retail Sales” shall mean the aggregate amount of all revenue generated through the sale of Products or Co-Branded Products, respectively, by QVC and its subsidiaries during the License Period Year, excluding freight, shipping and handling charges, customer returns, and sales, use or other taxes. For further clarification, and subject only to the provisions of paragraphs 2(g) and 2(i), QVC shall have no obligation to pay Company any royalties or other compensation hereunder for Products and Co-Branded Products which are returned, or sought by QVC to be returned, to Manufacturers and/or Vendors, as the case may be, by QVC. In addition, notwithstanding anything herein to the contrary, QVC shall have no obligation to pay any royalties hereunder or other compensation to Company for Products and/or Co-Branded Products sold by QVC at or below QVC’s Landed Cost (as defined below) for those Products and/or Co-Branded Products. “Landed Cost”, as used herein, shall mean the cost price of the Products or Co-Branded Products, respectively, as set forth on the applicable Purchase Orders or Vendor Purchase Orders, as the case may be, for such Products or Co-Branded Products, respectively, together with any and all other costs incurred by QVC for freight, custom duties and miscellaneous expenses with respect to the import of the subject Products or Co-Branded Products, respectively, into the continental United States of America from any foreign country or port.

(iii)        The suspension or elimination of QVC’s obligation to remit *** Royalty Payments shall not relieve QVC of any obligation, to the extent that the same otherwise exists, to remit the *** Royalty to Company as calculated in paragraph 2(i)(ii) above.  In the event of the suspension or elimination of QVC’s obligation to remit ***, the *** Royalty shall thereafter be paid on a quarterly calendar basis in accordance with paragraph 2(e) above.  The payment by QVC for the quarterly calendar period in which QVC’s obligation to remit *** Royalty Payments was suspended or eliminated shall include (A) any outstanding *** Royalty previously accrued but unpaid; and (B) the pro rata portion any *** Royalty Payments due to Company for the calendar quarter in which Mizrahi dies or becomes Disabled (as defined in paragraph 6(d) below).  Notwithstanding anything contained in this paragraph 2(i)(iii) above, in the event that QVC’s obligation to remit *** Royalty Payments is suspended due to the Disability of Spokesperson, but is thereafter reinstated due to the recovery and return of Spokesperson, the payment by QVC of *** Royalty Payments and/or the *** Royalty shall revert to the procedure and calculation set forth in paragraph 2(i)(i) and 2(i)(ii) above.

In the event of a renewal of this Agreement pursuant to paragraph 3 below, the *** Royalty shall continue to be paid on a quarterly calendar basis in accordance with paragraph 2(e) above.

(j)          QVC and Company agree and acknowledge that time is of the essence in the delivery of the payments required by this Agreement, and further agree that interest shall accrue on all past due payments under this Agreement from their respective due dates until paid at the rate (except as may be expressly stated otherwise in this Agreement) of one percent (1%) per month, or if such rate exceeds the maximum rate allowed by law, at the maximum rate allowed by law, and shall be payable on demand.

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(k)          Notwithstanding the exclusive grant of license contained in paragraph 1, upon the prior written permission of an officer of QVC, which permission may be granted or withheld for any reason or no reason at all at the sole discretion of QVC, the Company may sell any of the Products via Prestige Retailers (as defined below). In addition, notwithstanding the exclusive grant of license contained in paragraph 1, Company may sell any of the Products via Company Media (as defined below); provided, however, that Company must, with respect to both sales of the Products via Prestige Retailers and/or sales of the Products via Company Media, provide QVC with at least thirty (30) days written notice prior to Company’s issuance of any purchase order to Manufacturer(s) of the Products. During the Term of this Agreement and thereafter, Company shall pay to QVC a royalty (“Reverse Royalty”) equal to (i) *** of wholesale sales of all Products sold by Company (or its affiliates) to Prestige Retail (“Company Prestige Retailer Sales”), if any, and (ii) *** of net retail sales of all Products sold by Company via Company Media, if any (“Company Media Sales”) (such “Company Prestige Retailer Sales” and “Company Media Sales” being collectively referred to as “Company Sales”). Reverse Royalties earned hereunder, if any, will be accrued quarterly in the quarter in which such Company Sales, if any, are made by Company, and shall be paid within thirty (30) days after the end of each calendar quarter. Within thirty (30) days after the end of each calendar quarter, Company shall send to QVC a statement covering Company Sales in such quarter and Reverse Royalties for such Company Sales, and will pay QVC any Reverse Royalties that are due. As used in this Agreement, “Prestige Retailer” shall mean the stores and the respective internet websites of high-end Brick and Mortar Retailers (as defined below), e.g., Neiman Marcus, Bloomingdales and May Company Stores, but shall exclude (i) discount divisions of any of the foregoing and (ii) all retail channels of distribution other than by or through a Prestige Retailer, including without limitation, by or through “Mass Merchants” (as defined below), discount stores, drugstores, warehouse stores, superstores and retail outlet stores. As used in this Agreement, “Mass Merchants” shall mean general retail merchandisers, including but not limited to Sears, JC Penney, Target, Walmart and Kmart. As used herein, “Brick and Mortar Retailer” shall mean an entity whose primary means of deriving revenue is the marketing and sale of consumer products to end-users of such consumers products at a physical location to which such end-users come to purchase such consumer products, provided, however, a Brick and Mortar Retailer shall not include, and shall not be deemed or construed to include, any Direct Competitor (as defined below) or affiliate thereof. As used in this Agreement, “Company Media” shall mean Company’s “Isaac Mizrahi” and “Isaac Mizrahi New York”-branded brick and mortar retail stores, if any, and its “Isaac Mizrahi”-branded and “Isaac Mizrahi New York”-branded internet websites. Notwithstanding any other provision in this paragraph 2(k), Company shall be permitted to use the Mark as the name or title of a television program or magazine without paying QVC a Reverse Royalty for such use; provided, however, that any such television program or magazine (and the content or subject matter thereof) remains subject to the non-compete provisions of paragraph 5 of this Agreement. The provisions of this paragraph 2(k) shall survive termination or expiration of this Agreement.

(l)          Subject to paragraph 2(l)(ii) below, Company shall remit the First Participating Royalty Payments (as defined below) and the Second Participating Royalty Payments (as defined below) to Assignor and shall remit the Third Participating Royalty Payments (as defined below) to QVC as follows:

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(i)          Subject to paragraph 2(l)(ii), the Company shall pay to Assignor the first *** of Brick and Mortar Net Revenues (as defined below) earned and received by Company (or earned by any affiliate of Company) during each twelve (12) month period commencing on October 1, 2011 and ending on September 30, 2021 (collectively, the “First Participating Royalty Payments”). As between Assignor and QVC, on the one hand, and Company, on the other hand, and subject to paragraph 2(l)(ii), Company shall retain all of the next *** of Brick and Mortar Net Revenues earned and received by Company during each twelve (12) month period commencing on October 1, 2011 and ending on September 30, 2021 (collectively, the “Retained Brick and Mortar Net Revenues”). Subject to paragraph 2(l)(ii), Company shall pay to Assignor, during each of the twelve (12) calendar month periods commencing on October 1, 2011 and ending on September 30, 2021, *** of the Brick and Mortar Net Revenues earned and received by the Company (or earned by any affiliate of Company), if any, in excess of the First Participating Royalty Payment for each such twelve (12) calendar month period and the Retained Brick and Mortar Net Revenues in such twelve (12) calendar month period (collectively, the “Second Participating Royalty Payments”). As used herein, “Brick and Mortar Net Revenues” shall mean all revenues (including, without limitation, royalties of any kind), excluding the Excluded Company Royalties (as defined below), earned by Company from (A) the sale, license, consignment or any other form of distribution of any products, including, without limitation, the Products, bearing, marketed in connection with or otherwise associated with the Company’s trademarks and brands and/or (B) the licensing of any and all intellectual property rights with respect to any and all products, including, without limitation, the Products, bearing, marketed in connection with or otherwise associated with the Company’s trademarks and brands, after deduction from such revenues for: (i) any such products sold, licensed, consigned or otherwise distributed by or through the Company to any purchaser, consignee or licensee of such products, but thereafter returned to Company by such purchaser, consignee or licensee of such products for refund actually paid by Company to such customer; (ii) sales, use, excise or value added taxes actually paid by Company in connection with any such products sold, consigned, licensed or otherwise distributed by or through the Company to the purchaser, consignee or licensee of such products; (iii) custom duties and similar import impositions or charges actually paid by Company in connection with any such products sold, consigned, licensed or otherwise distributed by Company to the purchaser, consignee or licensee of such products; (iv) Advertising Royalties (as defined below); and (v) shipping and handling charges actually paid by Company in connection with the sale, consignment, license or other distribution of any such products to the purchaser, consignee or licensee of such products. As used herein, “Excluded Company Royalties” shall mean (A) royalties and any other amounts paid or credited by QVC to Company under this Agreement or the Design Services Reimbursement Agreement, (B) royalties and revenues that Company receives in connection with Company Sales, provided that QVC has received all Reverse Royalties due and payable to QVC pursuant to this Agreement in connection with respect to such Company Sales, and (C) royalties and revenues that the Company receives from Liz Claiborne in connection with the Liz Claiborne New York brand. “Advertising Royalties”, as used herein, shall mean cash monies actually paid to Company from licensees other than affiliated licensees of Company to be held in trust by Company as a fiduciary to such non-affiliated licensees, which monies were received by Company (A) as a result of “arms length” negotiation with Company’s licensees; (B) are not revenue, and are not characterized for any purpose as revenue, of Company; and (C) are earmarked for the sole purpose of marketing and promoting Company’s trademarks for the benefit of licensees not affiliated with Company.

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Notwithstanding anything contained in this Agreement to the contrary, Company (A) shall not, directly or indirectly (or otherwise cause a third person to) sell, license, consign or otherwise distribute any products, including, without limitation, the Products, bearing, marketed in connection with or otherwise associated with the Company’s trademarks and brands to K-Mart, Wal-Mart Stores, Inc., Sears, Roebuck & Co. and/or any Direct Competitor (as defined below) and/or any respective affiliate thereof; and/or (B) shall not enter into any direct-to-retail license (i.e., a license with any retailer for the manufacture of goods and products) with any off-price retainer for apparel or footwear. As used herein, “Direct Competitor” shall mean any entity (or affiliate thereof) other than QVC, including, but not limited to, HSN, Inc. and/or ValueVision Media, Inc., whose primary means of deriving revenue is the transmission of Direct Response Television Programs (as defined in Paragraph 5 below), including without limitation, Home Shopping Network, ShopNBC, America’s Store and Shop at Home Network.

QVC shall be entitled to terminate this Agreement (without further obligation on the part of QVC to perform hereunder, including, without limitation, any further obligation to remit any *** Royalty Payment otherwise due and owing to Company by QVC) in the event that, prior to October 1, 2021, Company conveys, transfers or assigns any of Company’s trademarks, trade names, service marks, trade dress, copyrights, designs, logos and/or other intellectual property associated with Mizrahi to any of the following: (A) a Direct Competitor or any affiliate thereof; (B) an entity, or an affiliate of an entity, that, in the calendar year preceding any such conveyance, transfer or assignment, has sold, consigned or distributed by any other means goods or products to a Direct Competitor, or any affiliate thereof, in the amount of $25,000,000.00 or more; (C) a Mass Merchant or any affiliate thereof; (D) any entity or person convicted of, or subject to pending charges for, any felony under federal or state laws; (E) any entity or person who is the subject of any federal or state investigation for fraudulent activities or violation of federal or state securities laws; (F) any entity or person who is the subject of any investigation, conviction or pending charge related to the use of child labor; (G) any entity or person who is the subject of any investigation, conviction or pending charge for violation of the Foreign Corrupt Practice Act, 15 U.S.C. § 78dd-1, et seq., the Racketeer Influenced and Corrupt Organizations Act, 18 U.S.C. § 1961, et seq. and/or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub.L. No. 107-56, 115 Stat. 272 (Oct. 26, 2001); and/or (H) any entity or person who is the subject of any federal, state or local investigation by a governmental authority or agency, conviction or pending charge for a crime involving Moral Turpitude (as defined below). “Moral Turpitude”, as used herein, shall mean the act or commission (or the attempt or the criminal conspiracy to commit or the aiding or abetting) of any of the following crimes under federal, state or local laws: arson, criminal homicide, speculating or wagering on official action or information or other crime involving an abuse of public office or corrupt influence in official matters, cruelty to animals, open lewdness or other crime of public indecency, corruption or endangering the welfare of minors, sexual abuse or exploitation of children, unlawful communication or contact with a minor, kidnapping, burglary, robbery, theft, embezzlement or extortion of property with a value greater than $2,000.00 or of trade secrets by whatever means, forgery, bad checks, money laundering, counterfeiting, sale of controlled substances, deceptive business practices, commercial bribery, defrauding secured creditors, fraud, perjury or false swearing, unsworn falsification to authorities, obscenity, obstruction of justice, aggravated assault, rape or statutory sexual assault and/or aggravated indecent assault.

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QVC shall be entitled to terminate this Agreement (without further obligation on the part of QVC to perform hereunder, including, without limitation, any further obligation to remit any *** Royalty Payment otherwise due and owing to Company by QVC) in the event that, prior to October 1, 2015, Company conveys, transfers or assigns any equity interest in the Company to a Direct Competitor or any affiliate or employee thereof.

In the event that QVC terminates this Agreement pursuant to the terms of this paragraph 2(l)(i), QVC shall have no obligation to remit any further *** Royalty Payments otherwise due and owing to Company by QVC, but Company shall continue to have the obligation to remit the Third Participating Royalty Payments to QVC in accordance with the provisions of this Agreement.

(ii)         At such time as there is due to Assignor an aggregate of *** in First Participating Royalty Payments and Second Participating Royalty Payments pursuant to this paragraph 2(l), Company shall provide notice promptly of the same to QVC and thereafter shall pay to QVC *** of all Bricks and Mortar Net Revenues earned and received by Company (or earned by any affiliate of Company) until September 30, 2021 (collectively, the “Third Participating Royalty Payments”) in lieu of the First Participating Royalty Payments and the Second Participating Royalty Payments. The Third Participating Royalty Payments shall be calculated without regard to the Retained Brick and Mortar Net Revenues, which shall not be included in any computation of the Third Participating Royalty Payments due and payable to QVC.

(iii)        The Third Participating Royalty Payments from Brick and Mortar Net Revenues earned by the Company shall be reported and paid to QVC as follows: Within thirty (30) days after the end of each calendar quarter, Company will send to QVC a statement covering all Brick and Mortar Net Revenues earned and received by Company (or earned by any affiliate of Company) in such calendar quarter and any payment of Third Participating Royalty Payments due to QVC pursuant to this paragraph 2(l) for such calendar quarter, and will pay to QVC any such payment of Third Participating Royalty Payments that is so due in accordance with the provisions of this paragraph 2(l). Each statement shall become binding on QVC and QVC shall, absent fraud on the part of Company, neither have nor make any claim against Company with respect to such statement, unless QVC shall advise Company, in writing, of the specific basis of such claim within one (1) year after the date QVC receives such statement. QVC may, not more than once during any calendar year, but only once with respect to any statement rendered hereunder, audit Company’s books and records related to the Brick and Mortar Net Revenues for the purpose of determining the accuracy of Company’s statements to QVC. If QVC wishes to perform any such audit, QVC will be required to notify Company at least thirty (30) days before the date when QVC plans to commence such audit. QVC shall not be entitled to examine any records that do not report earnings of Brick and Mortar Net Revenues. All audits shall be made during regular business hours upon reasonable notice, and shall be conducted on QVC’s behalf by an independent Certified Public Accountant or other professional representative. Each examination shall be made at QVC’s own expense at Company’s regular place of business where the books and records are maintained; provided, however, that if any such audit reveals an underpayment of amounts owed pursuant to this paragraph 2(l) of greater than ten percent (10%), Company shall pay all such past due amounts plus reasonable expenses of QVC’s audit including reasonable professional fees.

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Company shall use all commercially reasonable means to collect any and all Brick and Mortar Net Revenues from any and all entities and persons from whom such Brick and Mortar Net Revenues are due (and, in addition to, and not in lieu of, all rights of offset or recoupment by QVC under law), the failure of Company to do so (i) shall be a breach of this Agreement with respect to Brick and Mortar Net Revenues due from any person or entity in the amount of Ten Thousand Dollars ($10,000.00) or less and (ii) shall be a material breach of this Agreement with respect to Brick and Mortar Net Revenues due from any person or entity in any amount greater than Ten Thousand Dollars ($10,000.00). As used herein, “commercially reasonable means” shall be determined by reference to the dollar amount, collectability and cost of collection of the subject Brick and Mortar Net Revenues due to Company. The provisions of this paragraph 2(l) shall survive termination or expiration of this Agreement.

3.            License Period and Term.

(a)          Generally. The license period (the “License Period”) shall be deemed to have commenced as of October 1, 2010 and shall expire, if not otherwise terminated as set forth below, at 12:00 a.m. (prevailing Eastern Time) on October 1, 2015; provided, however, that the License Period shall automatically be extended for successive one-year terms unless either Company or QVC notifies the other of its intent to terminate the License Period no later than sixty (60) days prior to the end of the then-current License Period. Notwithstanding any other provision of this Agreement, Company or QVC shall have the right to terminate the Agreement at any time if the other materially breaches this Agreement and fails to cure such breach within thirty (30) days of receipt of written notice of such material breach delivered in the manner prescribed by paragraph 10(e) below. QVC shall owe Company no *** Royalty Payments for any renewal term of the License Period. In the event that QVC shall elect to terminate this Agreement as a result of a material breach of this Agreement by Company, and the failure of Company to cure such breach within thirty (30) days of receipt of written notice of such material breach delivered in the manner prescribed by paragraph 10(e) below, QVC shall have no further obligation to remit any *** Royalty Payments otherwise due and owing to Company by QVC, but Company shall continue to have the obligation hereunder to remit the Third Participating Royalty Payments to QVC pursuant to paragraph 2 above. In the event that Company shall elect to terminate this Agreement as a result of a material breach of this Agreement by QVC, and the failure of QVC to cure such breach within thirty (30) days of receipt of written notice of such material breach delivered in the manner prescribed by paragraph 10(e) below, QVC shall not be entitled to receive any Third Participating Royalty Payments in excess of ***. The Term of this Agreement shall be as defined in paragraph 5 of this Agreement.

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(b)          [Omitted.]

(c)          Sell-Off Period. The exclusive rights of QVC under the License shall terminate at the conclusion of the License Period, whereupon QVC may continue to exercise the License rights, including the Endorsement, on a non-exclusive basis (subject to the provisions of paragraph 5 below) for as long as necessary, including, after expiration or termination, for cause or otherwise, of the License Period, to Promote Products and Co-Branded Products through any means and media (i) to sell off any of its remaining inventory of Products and Co-Branded Products, (ii) to place additional orders with Manufacturers and/or Vendors for Products and Co-Branded Products, respectively, to fulfill any remaining unfilled customer orders for Products and/or Co-Branded Products, and (iii) to have such additional orders fulfilled by Manufacturer(s) or Vendor(s) (the “Sell-Off Period”).

(d)          QVC shall have no obligation to remit to Company, and Company shall not be entitled to receive, any royalty or other compensation from QVC for sales of Products and Co-Branded Products by QVC during the Sell-Off Period.

4.            Appearances.

(a)          If requested by QVC, Company shall cause Spokesperson to make, at minimum, the following number of monthly Appearances: (i) twelve (12) in License Period Year 1; (ii) sixteen (16) in License Period Year 2; (iii) eighteen (18) in License Period Year 3; (iv) twenty (20) in License Period Year 4; and (v) twenty (20) in License Period Year 5 and in each subsequent year in the event that this Agreement is automatically extended pursuant to paragraph 3(a) above. Each “Appearance” shall mean a one hour appearance on QVC’s Direct Response Television Programs. The schedule of Appearances shall be mutually determined by the Company and QVC, subject to Spokesperson’s schedule; provided, however, that once dates and times for Appearances have been agreed upon and scheduled by QVC, Company shall cause Spokesperson to make such Appearances, unless Company or Spokesperson provides QVC with written notice of Spokesperson’s inability to make such Appearance at least sixty (60) days in advance of the scheduled Appearance date. Company shall cause Spokesperson to appear, in promotional announcements featuring the Direct Response Television Programs, at dates and times mutually determined by QVC and Spokesperson, subject to Spokesperson’s reasonable availability. Unless otherwise agreed by the parties, all Appearances and promotional announcements shall take place at QVC’s studios in West Chester, Pennsylvania or the Company’s showroom located at 475 10th Avenue, New York, NY. Any costs and expenses of the Spokesperson that may arise in connection with all Appearances and promotional announcements, including without limitation, travel, lodging and food, shall be borne by Company; provided, however, that any production costs associated with the production of any program at the Company’s showroom shall be borne by QVC or its affiliates. In the event of the failure of the Spokesperson to make an Appearance required pursuant to this Agreement for any other reason, Company shall use its best efforts to provide an alternative Spokesperson satisfactory to QVC.

(b)          Upon the request of Company, Spokesperson may promote (but not offer for sale, sell or otherwise distribute) Apparel Products (as defined below) and/or Non-Apparel Products (as defined below) on, by or through the Programs subject to, and strictly conditioned upon, the following terms and conditions:

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(i)          Subject to the prior written approval by an officer of QVC at the level of Vice President or higher, which discretion may be withheld by QVC in its sole and unfettered discretion, Spokesperson may promote (but not offer for sale, sell or otherwise distribute) Apparel Products on, by or through the Programs pursuant to the conditions set forth in paragraph 4(b)(iii) below, provided, however, after such time as QVC receives payment in full (which payment is not disgorged from QVC by any court of competent jurisdiction) of the Third Participating Royalty Payments in the aggregate amount of no less than ***, QVC will forfeit the right to receive any further Third Participating Royalty Payments if it withholds consent for Spokesperson to promote Apparel Products on, by or through Programs more than three (3) times in any given six (6) month time period where the conditions set forth in paragraph 4(b)(iii) otherwise were met. Company agrees and acknowledges that its sole and exclusive remedy in the event that QVC so withholds its consent shall be that it is no longer obligated to remit the Third Participating Royalty Payments QVC in excess of the aggregate amount of ***. “Apparel Products”, as used herein, shall mean apparel, footwear, fashion accessories and home textiles (other than the Products and the Co-Branded Products) bearing, marketed in connection with, or otherwise associated with Company’s trademarks and brands that are being sold in Brick and Mortar Retailers.

(ii)         Subject to the prior written approval by an officer of QVC at the level of Vice President or higher, which discretion may be withheld by QVC in its sole and unfettered discretion, Spokesperson may promote (but not offer for sale, sell or otherwise distribute) Non-Apparel Products on, by or through the Programs pursuant to the conditions set forth in paragraph 4(b)(iii) below “Non-Apparel Products”, as used herein, shall mean any and all products, other than Apparel Products, the Products and the Co-Branded Products, bearing, marketed in connection with, or otherwise associated with Company’s trademarks and brands that are being sold in Brick and Mortar Retailers.

(iii)        All requests by Company for the promotion of Apparel Products and Non-Apparel Products shall be made to QVC (in the manner set forth in paragraph 11(e) below) no less than seven (7) Business Days prior to the date upon which Company seeks the promotion of such Apparel Products and/or Non-Apparel Products by, on or through the Programs and must meet and satisfy the following requirements and conditions:

(A)         Upon the request of QVC, Company shall obtain any licenses or consents deemed required by QVC for the promotion of Apparel Products and/or Non-Apparel Products by, on or through the Programs;

(B)         Company shall provide QVC (in the manner set forth in paragraph 11(e) below) with a script of the requested promotion of Apparel Products and/or Non-Apparel Products by, on or through the Programs and shall do so no less than seven (7) Business Days prior to the date upon which Company seeks such promotion;

(C)         All Apparel Products and Non-Apparel Products requested by Company to be promoted on, by or through the Programs are subject to QVC’s standards and practices, including, without limitation, such standards and practices pertaining to claims substantiation and quality assurance, and, if requested by QVC, samples of such promotion of such Apparel Products and/or Non-Apparel Products by, on or through the Programs shall be provided to QVC in sufficient time to allow for quality assurance testing by QVC;

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(D)         All claims, if any, made in connection with the promotion of all Apparel Products and Non-Apparel Products shall be demonstrated by Company and are subject to QVC’s prior and continuing approval. No promotion of any Apparel Products or Non-Apparel Products shall include any testimonial or claim that cannot be authenticated or substantiated by QVC or any false or unwarranted claim or any unfair disparagement of the goods or products of any Brick and Mortar Retailer and/or any competitor of Company or QVC;

(E)         The requested promotion by Company of any and all Apparel Products and Non-Apparel Products shall comply with all federal, state and local laws, statutes and regulations;

(F)         No promotion of any Apparel Products and/or Non-Apparel Products shall infringe upon the trademarks, patents, trade dress or other intellectual property rights of any third party;

(G)         QVC shall not be required to promote any Apparel Products and/or Non-Apparel Products that would bring QVC’s reputation into public disrepute;

(H)         Any requested promotion of any Apparel Products and/or Non-Apparel Products is limited to live programming and shall not include any films or video of any kind;

(I)         Company shall be responsible for any and all licensing fees in connection with all requested promotion of any and all Apparel Products and Non-Apparel Products on, by or through the Programs;

(J)         Company agrees and acknowledges that QVC is not responsible for any of Company’s contractual obligations to any third party with respect to the promotion of Apparel Products and Non-Apparel Products;

(K)         Company agrees and acknowledges that QVC may be required to shorten or eliminate any requested promotion of Apparel Products and/or Non-Apparel Products in order to conform to time limitations or to meet legal requirements;

(L)         Company represents and warrants (which representation and warranty shall survive the expiration or termination of this Agreement) that it has or will obtain any and all licenses and consents as may be required for the promotion of any and all Apparel Products and Non-Apparel Products;

(M)         Company shall protect, defend, hold harmless and indemnify QVC and its affiliates, employees, agents, officers and directors, from and against any and all claims, actions, suits, costs, liabilities, damages and expenses (including, without limitation, all attorneys' fees and court costs) arising out of or related to any and all promotions of Apparel Products and Non-Apparel Products and/or any acts or omissions of Company or any Spokesperson in connection with any and all such promotions, which obligations shall survive the expiration or termination of this Agreement;

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(N)         No single promotion by Spokesperson of Apparel Products or Non-Apparel Products shall exceed fifteen (15) seconds in duration; and

(O)         Company may not request more than one (1) promotion by Spokesperson of Apparel Products or Non-Apparel Products for any given Appearance by Spokesperson.

(c)          Company shall protect, defend, hold harmless and indemnify QVC and its affiliates, employees, agents, officers and directors, from and against any and all claims, actions, suits, costs, liabilities, damages and expenses (including, without limitation, all attorneys' fees and court costs) arising out of or related to any acts or omissions of Company or any Spokesperson in connection with the Appearances, which obligation shall survive the expiration or termination of this Agreement.

(d)          In consideration of the services to be rendered by Spokesperson, Spokesperson shall be compensated by Company and not by QVC. Nothing in the Agreement shall be deemed or construed to render any Spokesperson an employee or independent contractor of QVC, or any affiliate thereof, or otherwise entitle any Spokesperson to any compensation or benefits from QVC or any affiliate thereof.

5.            Non-Compete.

Except as contemplated hereunder and without the prior written consent of QVC, neither Assignor, Company nor Spokesperson shall, during the License Period of this Agreement and the one-year period thereafter (collectively, the “Term”), promote, advertise, endorse or sell (or otherwise cause a third party to promote, advertise, endorse or sell): (i) the Products and Co-Branded Products anywhere in the world through any means or media; and/or (ii) any goods, services or products, including without limitation, the Products and Co-Branded Products, anywhere in the world through Direct Response Television Programs. As used herein, “Direct Response Television Programs” shall mean any televised program which requests a consumer to respond to any promotion of any product or service by mail, telephone, internet or other electronic means, which program: (A) is live, contains an intermittent or continuous call to action and devotes at least twenty percent (20%) of its programming time to the promotion of products or services; or (B) is otherwise in the style or format of a televised retailing program, such as the Programs. Subject to the foregoing provisions of this paragraph 5, Company may promote, advertise, endorse, sell, license or otherwise commercialize any brand or mark, other than the Mark.

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6.            Representations, Warranties and Covenants.

(a)          Company represents, warrants and covenants as of the Effective Date, which representations, warranties and covenants shall continue during the Term of this Agreement and shall survive the expiration or termination of this Agreement, that: (i) it possesses the full power and exclusive right to grant the License and Endorsement to QVC; (ii) the execution, delivery and performance of this Agreement by Company does not violate any agreement, instrument, judgment, order or award of any court or arbitrator or any law, rule or regulation; (iii) the Design, Prototype and Product IP Rights of each Product, and the Design Element and Co-Branded Product IP Rights with respect to each Co-Branded Product, shall comply with all foreign, federal, state, county, municipal or other statutes, laws, orders and regulations of any governmental or quasi-governmental entity; (iv) QVC’s use of the License and the Endorsement, and QVC’s Promotion of the Products and the Co-Branded Products as permitted hereunder, will not infringe or otherwise violate the copyrights, trademarks, or other proprietary rights of third parties or constitute unfair competition; (v) all claims concerning the Products and Co-Branded Products made by Company are, and will be, true and correct at the time such claims are made, and supported by data which complies with applicable law; (vi) there are no amendments to the Asset Purchase Agreement as of the Effective Date that have not been disclosed to QVC; and (vii) except as contemplated in this Agreement, there exist no agreements, or other arrangements, for Company to endorse, promote, advertise, or sell any Products or Co-Branded Products anywhere in the world. Company shall provide QVC with any and all documents reasonably required or requested by QVC at any time and from time to time to support the representations and warranties herein contained.

(b)          Spokesperson represents, warrants and covenants as of the Effective Date, severally and not jointly as to any other Spokesperson only, which representations, warranties and covenants shall continue during the Term of this Agreement and shall survive the expiration or termination of this Agreement, that: (i) it has granted to Company, and possesses the full power and exclusive right to grant to Company, the Endorsement; (ii) the execution, delivery and performance of this Agreement by such Spokesperson does not violate any agreement, instrument, judgment, order or award of any court or arbitrator or any law, rule or regulation; (iii) QVC’s use of the Endorsement will not infringe or otherwise violate the copyrights, trademarks, or other proprietary rights of third parties or constitute unfair competition; (iv) all claims concerning the Products and Co-Branded Products made by such Spokesperson are, and will be, true and correct at the time such claims are made, and supported by data which complies with applicable law; and (v) except as contemplated in this Agreement, there exist no agreements, or other arrangements, for Spokesperson to endorse, promote, advertise, or sell any Products or Co-Branded Products anywhere in the world. Spokesperson shall provide QVC with any and all documents reasonably required or requested by QVC at any time and from time to time to support the representations and warranties herein contained.

(c)          On the Effective Date, but, in any event no later than September 30, 2011, Company shall obtain from an insurance company having a A.M. Best rating of A+ and shall deliver to QVC a life insurance policy insuring the life of Mizrahi. Such life insurance policy shall name QVC as the owner or, in the alternative, Company shall grant an absolute assignment in and to such insurance policy to QVC such that QVC shall become the owner thereof. Such life insurance policy shall be maintained by Company for the License Period Years set forth below. Such life insurance policy shall name QVC as the sole beneficiary and shall be maintained by Company in the following amounts:

License Period Years 2 and 3 -	$4,000,000.00

License Period Year 4 -	$3,000,000.00

License Period Year 5 -	$2,000,000.00

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Such life insurance policy shall provide further that QVC shall receive notice in the event of any termination of coverage under such life insurance policy. Company shall provide QVC with any and all information and/or documentation reasonably requested by QVC (i) to demonstrate continuing life insurance coverage for Mizrahi during the License Period as required by this paragraph; and (ii) in order to allow QVC to remit all premium payments for the above-described life insurance policy, which premium payments shall be deducted by QVC from any and all *** Royalty Payments otherwise due to Company under this Agreement. Company hereby agrees and acknowledges that QVC may make such deductions from any and all *** Royalty Payments otherwise due to Company under this Agreement to the extent necessary to remit premium payments directly by QVC to the insurance company(ies) issuing the life insurance coverage for Mizrahi as described in this paragraph. Mizrahi shall take all actions reasonably requested by Company or QVC that are necessary for Company to obtain and deliver (and, to the extent necessary, absolutely) assign the above described life insurance policy and to ensure continued coverage thereunder. Notwithstanding anything contained in this Agreement to the contrary, QVC shall have no obligation to remit any payments otherwise potentially due to Company under this Agreement unless and until Company delivers to QVC the life insurance policy described above. Notwithstanding anything contained in this Agreement to the contrary, in the event of the death of Mizrahi, QVC shall not be required to accept any substitute designer under this Agreement unless and until QVC receives the proceeds from the life insurance policy required by this paragraph 6(c). In the event of the death of Mizrahi and the failure of Company to propose a substitute designer acceptable to QVC within twenty-four (24) months from the date of Mizrahi’s death, QVC may elect to terminate this Agreement. In the event that QVC so terminates this Agreement, QVC shall have no obligation, except as otherwise expressly set forth in this paragraph 6(c) to the contrary, to remit any further *** Royalty Payments otherwise due and owing to Company by QVC, but Company shall continue to have the obligation to remit the Third Participating Royalty Payments to QVC pursuant to this Agreement up to the amount of ***.

Notwithstanding anything in this Agreement to the contrary, in the event of the death of Mizrahi, QVC shall have no obligation to remit any *** Royalty Payment otherwise due and owing to Company by QVC. QVC shall not be obligated to remit that portion of *** Royalty Payment due for any portion of a calendar quarter following the death of Mizrahi, provided, however, QVC shall continue, during the License Period, to remit a *** Royalty to Company in accordance with the provisions of paragraph 2(i)(ii) above.

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(d)          Notwithstanding anything in this Agreement to the contrary, in the event that Mizrahi should become Disabled (as defined below), QVC shall have no obligation to remit any *** Royalty Payment otherwise due and owing to Company by QVC during such period of Disability. “Disabled” and “Disability”, as used herein, shall mean physical disfigurement or scarring, paralysis or loss of control of any part of the body, inability to stand or walk for sustained periods of time, a mental illness, disorder or disease, impairment of speech, loss of sight or hearing and/or loss of any limb. In the event that such Disability of Mizrahi should continue for a period of eighteen (18) months, QVC shall have no further obligation to remit any further *** Royalty Payments otherwise due and owing to Company by QVC. In the event of the failure of Company to propose a substitute designer acceptable to QVC within twenty-four (24) months from the date upon which Mizrahi should become Disabled, QVC may elect to terminate this Agreement. In the event that QVC so terminates this Agreement, QVC shall have no obligation, except as otherwise expressly set forth in this paragraph 6(d) to the contrary, to remit any further *** Royalty Payments otherwise due and owing to Company by QVC, but Company shall continue to have the obligation to remit the Third Participating Royalty Payments to QVC pursuant to this Agreement up to the amount of ***. QVC shall not be obligated to remit that portion of *** Royalty Payment due for any portion of a calendar quarter following the disability of Mizrahi, provided, however, QVC shall continue, during the License Period, to remit a *** Royalty to Company in accordance with the provisions of paragraph 2(i)(ii) above.

7.            Confidentiality.

(a)          Each Party agrees to treat this Agreement and the terms and conditions hereof as confidential information (the “Confidential Agreement Information”). Each Party shall only transmit the Confidential Agreement Information to such of its directors, officers, employees, affiliates, attorneys, accountants, consultants, commercial banker and advisors who need to know such information for purposes of effecting this Agreement and who shall agree to be bound by the terms and conditions of this paragraph. Subject to paragraph 7(b) below, each Party agrees that the Confidential Agreement Information shall not be disclosed to others, except as necessary to carry out or enforce the terms of this Agreement or as may be required by law or legal process; provided, however, that the Party making such disclosure shall provide notice to the other Party prior to such disclosure and shall use reasonable commercial efforts to secure confidential protection of such information and to limit such disclosure to the extent possible.

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(b)          Company acknowledges and agrees that any and all information regarding QVC or its operations disclosed to it in conjunction with this Agreement, and any information regarding the sale and promotion of Products, Co-Branded Products and/or products by QVC, will be treated as confidential information and will not be disclosed to any third party at any time during the Term of this Agreement, and thereafter. Company further agrees that any such information will not be used for any purposes by Company other than for purposes contemplated by this Agreement. Confidential information for the purposes of this paragraph 7(b) shall not be deemed to include information which: (a) is public knowledge or becomes generally available to the public other than as a result of disclosure by Company; (b) becomes available to Company on a non-confidential basis, from a source (other than QVC or its agents) who is not bound by a confidentiality agreement with QVC; or (c) is in the possession of Company prior to disclosure by QVC, provided that the source was not bound by a confidentiality agreement with QVC. Except as otherwise set forth in this paragraph 7(b), Company acknowledges and agrees that Company shall not (i) publicly disclose, publish, register or file any copy of this Agreement or any provision thereof, or any information or data contained herein, to or with any federal, state or local governmental authority or agency (including, without limitation, the United States Securities and Exchange Commission (the “Commission”) and/or any state securities commission); (ii) disclose, publish, provide or transmit any copy of this Agreement or any provision thereof, or any information or data contained herein, in any prospectus intended for the solicitation of investment in, or the sale of the equity interest in, or assets of, Company; and/or (iii) disclose, provide or transmit any copy of this Agreement or any provision thereof, or any information or data contained herein to any prospective investor in, or prospective purchaser of, the assets of, or equity interest in, Company absent either (A) execution of a non-disclosure agreement (in the form attached hereto as Exhibit “B”) by such prospective investor or purchaser of the equity interest in, or assets of, Company; (B) use of the redacted form of this Agreement attached hereto as Exhibit “C”. Company and XCel each acknowledges and agrees that it will not solicit a potential investor in, or potential acquirer of, any equity interest in Company who is a Direct Competitor or any affiliate or employee thereof. Company and XCel each further acknowledges and agrees that, under no circumstances, will an unredacted copy of this Agreement be disclosed to a potential investor in, or potential acquirer of, any equity interest in the Company who is a Direct Competitor or any affiliate or employee thereof. Company agrees that in the event of a breach or threatened breach of the terms of this paragraph 7(b) and/or the provisions of paragraph 5, QVC shall be entitled to seek from any court of competent jurisdiction, preliminary and permanent injunctive relief which remedy shall be cumulative and in addition to any other rights and remedies to which QVC may be entitled. Company acknowledges and agrees that the confidential information and other information referred to in this paragraph 7(b) and the prohibitions provided in paragraph 5 above, are valuable and unique and that such breach of such provisions will result in immediate irreparable injury to QVC. Notwithstanding anything in this paragraph 7(b) to the contrary, in the event that disclosure of this Agreement by Company, XCel or any of their respective successors or assigns is required under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any regulations promulgated thereunder, then Company or XCel may file a Confidential Treatment Request (a “CT Request”) with the Commission in the form attached hereto as Exhibit “D”.  Any such CT Request shall be filed in compliance with Rule 406 under the Securities Act and Rule 24b-2 under the Exchange Act and shall only involve a public filing on EDGAR or otherwise of a redacted form of this Agreement in the form attached as Exhibit “C”.  In addition, any such CT Request filed with the Commission shall list QVC as an interested party to this Agreement and shall provide the contact information for QVC listed in Section 11(e) of this Agreement in accordance with 17 CFR 200.83 (c)(5).  Company or XCel shall not be permitted to modify the redacted version of this Agreement set forth as Exhibit “C” without the prior written consent of QVC, which consent shall not unreasonably be withheld, and all subsequent filings and periodic reports filed with the Commission may only include such redacted version of this Agreement.  Company or XCel shall promptly notify QVC and provide QVC with a copy of (i) any correspondence it receives from the Commission regarding any CT Request filed and (ii) any Freedom Of Information Act request (each a “FOIA Request”) it receives requesting disclosure of this Agreement.  Company shall use its best efforts to ensure that the Commission or any other relevant governmental agency honors the provisions of this paragraph 7(b) by only allowing the redacted form of this Agreement attached hereto as Exhibit “C” to be publicly released in any manner.  QVC and its selected legal counsel (as may be designated, from time to time, by QVC) shall be entitled to participate in any correspondence or discussions with the Commission regarding any CT Request filed with the Commission or with any other governmental agency regarding any FOIA Request and Company and XCel agree to consult and collaborate with QVC and its selected legal counsel (as may be designated, from time to time, by QVC) regarding Company’s responses to any such correspondence or discussions. In the event that the Commission or any other governmental agency mandates public disclosure of redacted portions of this Agreement in writing or verbally (which verbal comments are verified by QVC or its selected legal counsel through direct communications with the Commission’s examiner or the representative of the other governmental agency making the request), then disclosure by Company or XCel of the redacted portions of this Agreement to the extent required by the Commission or any other governmental agency shall not be deemed a breach of this agreement by Company or XCel. Company and XCel shall jointly and severally indemnify and hold QVC harmless for all costs and expenses (including, but limited to, reasonable attorneys’ fees and costs) incurred by QVC during the License Period (i) up to an aggregate of $100,000.00 (which amount shall increase by an additional $100,000.00 if the License Period is extended or renewed pursuant to paragraph 3(a) above) relating or referring to, or arising from, any FOIA Requests seeking disclosure of this Agreement, including, without limitation, any costs and expenses (including, but not limited to, reasonable attorneys’ fees) incurred by QVC with respect to any proceedings or civil actions relating or referring to, or arising from, any such FOIA Requests and (ii) up to $25,000.00 relating or referring to, or arising from, the drafting, review, filing and negotiation of the CT Request with the Commission. Company and XCel shall make any such indemnification payments to QVC within ten (10) Business Days of receiving written notice from QVC of the actual costs incurred in connection with the items listed in subparagraphs (i) or (ii) in the prior sentence. In the event that such indemnification payments are not forthcoming within such ten (10) Business Days, QVC, in addition to, and not in lieu of, any other remedies available to it, may offset the amount of such indemnification payments against any sums due by QVC to Company under this Agreement (subject to the limitations set forth in the preceding sentence).

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(c)            Spokesperson acknowledges and agrees that any and all information regarding QVC or its operations disclosed to it in conjunction with this Agreement and/or the Amended and Restated Agreement, and any information regarding the sale and promotion of Products, Co-Branded Products and/or products by QVC, will be treated as confidential information and will not be disclosed to any third party at any time during the Term of this Agreement, and thereafter. Spokesperson further agrees that any such information will not be used for any purposes by Spokesperson other than for purposes contemplated by this Agreement. Confidential information for the purposes of this paragraph 7(c) shall not be deemed to include information which: (a) is public knowledge or becomes generally available to the public other than as a result of disclosure by Spokesperson; (b) becomes available to Spokesperson on a non-confidential basis, from a source (other than QVC or its agents) who is not bound by a confidentiality agreement with QVC; or (c) is in the possession of Spokesperson prior to disclosure by QVC, provided that the source was not bound by a confidentiality agreement with QVC. Spokesperson agrees that in the event of a breach or threatened breach of the terms of this paragraph 7(c) and/or the provisions of paragraph 5, QVC shall be entitled to seek from any court of competent jurisdiction, preliminary and permanent injunctive relief which remedy shall be cumulative and in addition to any other rights and remedies to which QVC may be entitled. Spokesperson acknowledges and agrees that the confidential information and other information referred to in this paragraph 7(c) and the prohibitions provided in paragraph 5 above, are valuable and unique and that such breach of such provisions will result in immediate irreparable injury to QVC.

(d)          Assignor acknowledges and agrees that any and all information regarding QVC or its operations disclosed to it in conjunction with this Agreement and/or the Amended and Restated Agreement, and any information regarding the sale and promotion of Products, Co-Branded Products and/or products by QVC, will be treated as confidential information and will not be disclosed to any third party at any time during the Term of this Agreement, and thereafter. Assignor further agrees that any such information will not be used for any purposes by Assignor other than for purposes contemplated by this Agreement. Confidential information for the purposes of this paragraph 7(d) shall not be deemed to include information which: (a) is public knowledge or becomes generally available to the public other than as a result of disclosure by Assignor; (b) becomes available to Assignor on a non-confidential basis, from a source (other than QVC or its agents) who is not bound by a confidentiality agreement with QVC; or (c) is in the possession of Assignor prior to disclosure by QVC, provided that the source was not bound by a confidentiality agreement with QVC. Assignor agrees that in the event of a breach or threatened breach of the terms of this paragraph 7(d) and/or the provisions of paragraph 5, QVC shall be entitled to seek from any court of competent jurisdiction, preliminary and permanent injunctive relief which remedy shall be cumulative and in addition to any other rights and remedies to which QVC may be entitled. Assignor acknowledges and agrees that the confidential information and other information referred to in this paragraph 7(d) and the prohibitions provided in paragraph 5 above, are valuable and unique and that such breach of such provisions will result in immediate irreparable injury to QVC.

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(e)          The rights and obligations of the Parties set forth in this paragraph 7 shall survive and continue after the termination or expiration of the Agreement.

8.            Indemnification.

(a)          Company hereby agrees to protect, defend, hold harmless and indemnify QVC, its subsidiaries and affiliates, and each of their respective employees, agents, officers, directors, successors and assigns from and against any and all claims, actions, suits, costs, liabilities, damages and expenses (including, but not limited to, reasonable attorneys’ fees) based upon or resulting from any breach or alleged breach by Company or Spokesperson of any term or condition of this Agreement or any representation or warranty set forth herein, including without limitation any claim by any third party that such party owns or has a license or other proprietary interest in any Product IP Rights, the Design Element or the Co-Branded IP Rights, or that QVC’s use of any Product IP Rights, the Design Element or the Co-Branded IP Rights as contemplated by this Agreement constitutes unfair competition or infringes or otherwise violates the copyright, trademark or other proprietary rights of third parties. For purposes of clarification, the indemnification obligations of Company with respect to the Product IP Rights, the Design Element or the Co-Branded IP Rights shall not apply with respect to any component (e.g., a trademark or service mark) of the Products or Co-Branded Products which is owned or licensed by QVC, if any. QVC shall give Company prompt written notice of any such action or claim, and Company shall then take such action as it deems advisable to defend such claim or action on behalf of QVC. In the event that appropriate action is not taken by Company within five (5) days of Company’s receipt of notice from QVC, QVC shall have the right to defend such action or claim in its own name. In such event, Company shall be solely responsible for the payment or reimbursement, at QVC’s option, of counsel fees and all other fees and costs incurred in defending such action, for any and all damages arising thereunder, and for any and all amounts paid by QVC in settlement thereof.

(b)          Notwithstanding anything contained herein to the contrary, Assignor shall continue to protect, defend, hold harmless and indemnify QVC, its subsidiaries and affiliates, and each of their respective employees, agents, officers, directors, successors and assigns from and against any and all claims, actions, suits, costs, liabilities, damages and expenses (including, but not limited to, reasonable attorneys’ fees) based upon or resulting from any breach or alleged breach prior to the Effective Date by Assignor or Spokesperson of any term or condition of the Amended and Restated Agreement or any representation or warranty set forth therein. QVC shall give Assignor prompt written notice of any such action or claim, and Assignor shall then take such action as it deems advisable to defend such claim or action on behalf of QVC. In the event that appropriate action is not taken by Assignor within five (5) days of Assignor’s receipt of notice from QVC, QVC shall have the right to defend such action or claim in its own name. In such event, Assignor shall be solely responsible for the payment or reimbursement, at QVC’s option, of counsel fees and all other fees and costs incurred in defending such action, for any and all damages arising thereunder, and for any and all amounts paid by QVC in settlement thereof.

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(c)          QVC hereby agrees to protect, defend, hold harmless and indemnify Company, its subsidiaries and affiliates, and each of their respective employees, agents, officers, directors, successors and assigns from and against any and all claims, actions, suits, costs, liabilities, damages and expenses (including, but not limited to, reasonable attorneys’ fees) based upon or resulting from any breach or alleged breach by QVC of any term or condition of this Agreement or any representation or warranty set forth herein. Company shall give QVC prompt written notice of any such action or claim, and QVC shall then take such action as it deems advisable to defend such claim or action on behalf of Company. In the event that appropriate action is not taken by QVC within five (5) days of QVC’s receipt of notice from Company, Company shall have the right to defend such action or claim in its own name. In such event, QVC shall be solely responsible for the payment or reimbursement, at Company’s option, of counsel fees and all other fees and costs incurred in defending such action, for any and all damages arising thereunder, and for any and all amounts paid by Company in settlement thereof.

9.            Publicity.

(a)          Except for incidental non-derogatory remarks necessitated by the services provided hereunder, neither Assignor, Company nor Spokesperson shall issue any publicity or press release regarding its contractual relations with QVC or otherwise make any oral or written reference to QVC regarding their activities hereunder, without obtaining QVC’s prior written consent, and approval of the contents thereof; provided, however, that nothing herein shall prohibit Assignor or Company from making any disclosure required by applicable law or securities regulations after giving notice to QVC as promptly as is practicable under the circumstances and/or as otherwise required by this Agreement. Neither Assignor, Spokesperson nor Company shall utilize any trade name, service mark, trademark, or copyright belonging to QVC without the prior written consent of QVC.

(b)          QVC shall obtain Company’s prior approval with respect to any third party press releases (which shall not be construed to include QVC program guides or the QVC Insider publication) involving Products, Co-Branded Products and/or Company.

10.          Consent to Assignment; Termination of Earthbound Agreements and Obligations.

(a)          Subject to satisfaction by Company and Assignor of their respective obligations under paragraph 1(a) above, QVC hereby: (i) consents to the assignment of Design Services Reimbursement Agreement from Assignor to Company; and (ii) agrees that Company shall succeed to all of the Assignor’s rights and obligations under the Design Services Reimbursement Agreement.

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(b)          Subject to satisfaction by Company and Assignor of their respective obligations under paragraph 1(a) above and further subject to the payment of $175,000.00 due and owing to QVC by Earthbound as of September 30, 2011, QVC agrees that the Earthbound Agreement (the “Earthbound Agreement”) is hereby terminated as of the Effective Date of this Agreement pursuant the Release Agreement attached hereto as Exhibit “E”.

11.          Miscellaneous.

(a)          Amendment. This Agreement may not be varied, amended, or modified unless in writing signed by the Party against whom such amendment, variance or modification is sought to be enforced.

(b)          No Assignment. This Agreement and the rights and obligations hereunder are not assignable and any such assignment shall be null and void ab initio.

(c)          License of Intellectual Property. Company acknowledges and agrees that this Agreement shall constitute an executory contract within the meaning and scope of Section 365 of the United States Bankruptcy Code, 11 U.S.C. § 365, under which the Company is a licensor of Intellectual Property (as defined below), and as to which QVC shall have the right to make an election under Section 365(n) of the United States Bankruptcy Code, 11 U.S.C. § 365(n). For purposes of this Agreement, the rights granted to QVC hereunder shall be deemed to constitute “Intellectual Property” for purposes of Section 365(n) of the United States Bankruptcy Code, 11 U.S.C. § 365(n), and as used therein, notwithstanding any limitation or definition to the contrary in the United States Bankruptcy Code, 11 U.S.C. § 101, et seq., including, but not limited to, provisions of Section 101(35A) of the United States Bankruptcy Code, 11 U.S.C. § 101(35A).

(d)          Governing Law. This Agreement shall be construed according to the internal laws of Commonwealth of Pennsylvania, without regard to conflict of laws principles. The Parties each hereby consent to the exclusive jurisdiction of the state courts of the Commonwealth of Pennsylvania, Chester County, and the United States District Court for the Eastern District of Pennsylvania, in all matters arising out of this Agreement.

(e)          Notices. All notices provided for hereunder shall be sent via certified mail, return receipt requested, or by reputable overnight carrier, to the addresses indicated in this Section 11(e). All notices to QVC shall be addressed to:

President, U.S. Commerce

QVC, Inc.

Studio Park

1200 Wilson Drive

West Chester, PA 19380

and

General Counsel

QVC, Inc.

Studio Park

1200 Wilson Drive

West Chester, PA 19380

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Notice to QVC shall not be deemed effective unless delivered to both President, U.S. Commerce and General Counsel as set forth above.

All notices to Company and Spokesperson shall be addressed to:

IM Brands, LLC

c/o XCel Brands, Inc.

475 Tenth Avenue, 4th Floor

New York, NY 10018

Attn: CFO

All notices to Assignor shall be addressed to:

IM-Ready Made, LLC

c/o XCel Brands, Inc.

475 Tenth Avenue, 4th Floor

New York, NY 10018

Attn: Marisa Gardini

with a copy (which shall not constitute notice) to:

Robinson & Cole LLP

885 Third Avenue, 28th Floor

New York, NY 10022

Attn: Eric J. Dale, Esq.

(f)          Entire Agreement. This Agreement supersedes all prior communications between the parties regarding the subject matter hereof, whether oral or written, including, without limitation, the Amended and Restated Agreement, and constitutes the entire understanding of the parties. Company shall cause all future Spokespersons as may be agreed upon by QVC and Company, in addition to Mizrahi, to agree to the provisions set forth in this Agreement.

(g)          Remedies and Waiver. No delay or failure on the part of any Party hereto in exercising any right or remedy under this Agreement, and no partial or single exercise thereof, shall constitute a waiver of such right or remedy or of any other right or remedy. The rights and remedies provided in this Agreement shall be in addition to, and not in lieu of, any rights and remedies provided under applicable law.

(h)          Severability. If any term or condition of this Agreement or the application thereof shall be illegal, invalid or unenforceable, all other provisions hereof shall continue in full force and effect as if the illegal, invalid or unenforceable provision were not a part hereof. The headings used in this Agreement are for the convenience of the Parties only and shall not be construed in the interpretation of any provisions of' this Agreement.

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(i)          No Joint Venture. Nothing herein contained shall be construed to place QVC, on the one hand, and Company and/or Spokesperson, on the other hand, in the relationship of partners or joint venturers, and, with the exception of any and all rights and licenses that may have been, or are, granted to Company by Spokesperson, none of the Parties hereto shall have the power to obligate or bind the others in any manner whatsoever. Company hereto agrees that in performing its duties and obligations to QVC under this Agreement, it shall be in the position of an independent contractor to QVC.

(j)          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same Agreement. This Agreement may be executed and delivered via electronic or telefacsimile transmission with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

(k)          Interpretation and Construction. This Agreement has been fully and freely negotiated by the Parties hereto, shall be considered as having been drafted jointly by the Parties hereto, and shall be interpreted and construed as if so drafted, without construction in favor of or against any Party on account of its participation in the drafting hereof.

(l)          Further Assurances. Company shall cooperate with QVC from time to time as requested by QVC to effectuate the purposes of this Agreement, including QVC's requests for information regarding the safety of any of the Products or Co-Branded Products.

(m)          Survival. The provisions of paragraphs 2(k), 2(l), 5, 6, 7, 8, 10 and 11 (d), (e), (g), (l), and (m) shall survive the expiration or termination of this Agreement.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties hereto have executed this Agreement as of the date first written above to be effective and in force as of the Effective Date.

QVC, INC.

By:	/s/ Douglas Howe
Name: Douglas Howe
Title: EVP

IM BRANDS, LLC

By:	/s/ Robert D’Loren
Name: Robert D’Loren
Title: President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

IM READY MADE, LLC

By:	/s/ Marisa Gardini
Name:	Marisa Gardini
Title:	President, CEO

/s/ Isaac Mizrahi
Isaac Mizrahi, individually

XCel Brands, Inc.

By:	/s/ Robert D’Loren
Name:	Robert D’Loren
Title:	Chairman and CEO

Exhibit A

Trademarks and Logos

Mark	Country	Status	Serial No.	Intl. Class
	United States	Registered	77781922	IC 25

	United States	Registered	78875570	IC 18

"IsaacMizrahiLive" and Design	United States	Registered	77785921	IC 41

"IsaacMizrahiLive" and Design	United States	Notice of Allowance issued - Extension filed	77786031	IC 25, 18

"IsaacMizrahiLive"	United States	Registered	77890574	IC 25

"IsaacMizrahiLive"	United States	pending 1A application	85297090	IC 18

"IsaacMizrahiLive"	United States	pending 1A application	85207293	IC 24

"IsaacMizrahiLive"	United States	pending 1A application	85208854	IC 21

"IsaacMizrahiLive"	United States	pending 1A application	85210764	IC 35

	United States	pending 1A application	85247619	IC 18

Exhibit B

NONDISCLOSURE AGREEMENT

THIS NONDISCLOSURE AGREEMENT (“Nondisclosure Agreement”) is made as of this ___ day of _____, 20____ (“Effective Date”) by and between IM Brands, LLC, a Delaware limited liability company, having a pace of business at 475 Tenth Avenue, 4th Floor, New York, NY 10018 (“Company”), and _________________ having an address of ___________ (“Potential Investor”)

RECITALS

NOW, THEREFORE, in consideration of the above recitals, the covenants hereinafter contained, and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the undersigned, intending to be legally bound, hereby agree as follows:

A.	Pursuant to the terms of the Second Amended and Restated Agreement and Consent to Assignment dated as of September ___, 2011 among QVC, Inc. (“QVC”), Company, IM-Ready Made, LLC, XCel Brands, Inc. and Isaac Mizrahi (the “Agreement”), Company has agreed, among other things, not to disclose, provide or transmit any copy of the Agreement or any provision thereof, or any information or data contained in the Agreement to any prospective investor in, or prospective purchaser of, the assets or stock of the Company absent either (i) the execution by such prospective investor or purchaser of a non-disclosure agreement in the form of this Nondisclosure Agreement, or (ii) the use of a redacted form of the Agreement.

B.	For the purpose of assisting Potential Investor in determining whether to invest in Company, Potential Investor wishes to receive a copy of the Agreement; and

C.	Company, in order to permit Potential Investor to make such a determination, wishes to provide to Potential Investor a copy of the Agreement.

1.            Potential Investor’s Obligations. Potential Investor agrees for the Nondisclosure Period (defined below) (i) to hold the Agreement and the information contained therein in strict confidence and with at least the same degree of care as Potential Investor holds Potential Investor’s confidential information, and not to disclose or provide to any person a copy of the Agreement, any portion thereof or any of the information contained therein, (ii) not to make use of the Agreement and the information contained therein in any manner other than for purposes of evaluating a potential investment in Company, including, but not limited to, not using any Confidential Information to design, develop or produce products or services, and (iii) not to copy the Agreement or any part thereof, in each instance without the prior written consent of the Company and QVC. The “Nondisclosure Period” shall be begin on the Effective Date and continue until September 30, 2021.

2.           Third-Party Beneficiary. Potential Investor acknowledges and agrees that QVC is an intended third-party beneficiary of this Agreement and shall be entitled to enforce the provisions hereof.

3.            No Adequate Remedy At Law. Potential Investor acknowledges and agrees that due to the unique nature of the Agreement and the information contained therein, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow Potential Investor or third parties to unfairly compete with QVC resulting in irreparable harm to QVC, and, therefore, that upon any such breach or any threat thereof, QVC shall be entitled to (a) specific performance and other injunctive relief without the necessity of posting a bond, in addition to whatever remedies it might have at law, and (b) be indemnified by Potential Investor from any loss or harm, including, without limitation, attorney’s fees, in connection with any breach or enforcement of Potential Investor’s obligations hereunder or the unauthorized use or release of the Agreement, any portion thereof or any information contained therein. Potential Investor and Company shall notify QVC in writing immediately upon the occurrence of any such unauthorized release or other breach of which it is aware.

4.           Representations. Potential Investor represents and warrants to QVC that Potential Investor is not a person or entity, and is not an affiliate of any person or entity, whose primary means of deriving revenue is the transmission of Direct Response Television Programs. “Direct Response Television Programs” means any televised program which requests a consumer to respond to any promotion of any product or service by mail, telephone, internet or other electronic means, which program (a) is live, contains an intermittent or continuous call to action and devotes at least twenty percent (20%) of its programming time to the promotion of products or services, or (b) is otherwise in the style or format of a televised retailing program such as the programs of QVC.

5.           Governing Law. This Nondisclosure Agreement shall be governed in all respects by the laws of the Commonwealth of Pennsylvania without regard to the conflict of law provisions of such state. This Nondisclosure Agreement shall be binding upon the successors and assigns of the respective parties.

6,           Disclosure Under Court Order. Potential Investor may make disclosures required by court order if Potential Investor (a) uses reasonable efforts to limit disclosure and to obtain confidential treatment or a protective order and (b) promptly provides notice to QVC of and allows QVC to participate in the proceeding.

7.           Notice. All notices or requests required or contemplated by this Nondisclosure Agreement shall be in writing and shall be hand-delivered or mailed postage prepaid, certified mail, return receipt requested (a) if to Potential Investor, to __________________________ or such other address as Potential Investor shall specify in written notice to Company and QVC, (b) if to Company, to ___________ _________________________________, or such other address as Company shall specify in written notice to Potential Investor and QVC, or (c) if to QVC, to General Counsel, QVC, Inc., 1200 Wilson Drive, West Chester, PA 19380. Requests or notices given by personal delivery shall be deemed given and received at the time of delivery and requests or notices given by mail shall be deemed given and received the earlier of three days from the date of mailing or upon receipt.

8.           General Provisions. In the event that any of the provisions of this Nondisclosure Agreement shall be held by a court or other tribunal of competent jurisdiction to be illegal, invalid or unenforceable, such provisions shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect. This Nondisclosure Agreement supersedes all prior discussions and writings and constitutes the entire agreement between the parties with respect to the subject matter hereof. This Nondisclosure Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto and QVC. Accordingly, no course of conduct shall constitute an amendment or modification of this Nondisclosure Agreement. No waiver of this Nondisclosure Agreement will be binding upon either party or QVC unless made in writing and signed by a duly authorized representative of each party and QVC and no failure or delay in enforcing any right will be deemed a waiver. All waivers shall be strictly construed.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Nondisclosure Agreement as of the Effective Date.

Agreed To:	IM BRANDS, LLC	Agreed To:
	“Company”	“Potential Investor”

By:
	Authorized Signature	Authorized Signature

Print Name:	Print Name:

Title:

Exhibit C

SECOND AMENDED AND RESTATED AGREEMENT
AND CONSENT TO ASSIGNMENT

THIS SECOND AMENDED AND RESTATED AGREEMENT AND CONSENT TO ASSIGNMENT (this “Agreement”) is made as of September 28, 2011, by and among QVC, Inc. (“QVC”), a Delaware corporation, on the one hand, and IM Brands, LLC (“Company”), a Delaware limited liability company, IM Ready Made, LLC (“Assignor”), a New York limited liability company, XCel Brands, Inc. (“XCel”), a Delaware corporation, and Isaac Mizrahi (“Mizrahi”), an adult individual, on the other hand. (QVC, Company, Assignor, XCel and Mizrahi hereinafter are referred to collectively as the “Parties” and each individually as a “Party”, unless stated otherwise).

RECITALS

WHEREAS, QVC, Assignor and, for the limited purposes set forth therein, Mizrahi are parties to that certain Amended and Restated Agreement, dated January 29, 2010, as amended by that Addendum dated January 29, 2010 and that First Amendment to Amended and Restated Agreement dated December 20, 2010 (collectively, as amended, the “Amended and Restated Agreement”);

WHEREAS, Company, XCel, Assignor, Mizrahi and Marisa Gardini have entered into an Asset Purchase Agreement, dated May 19, 2011, as amended July 28, 2011 and as may be amended thereafter (the “Asset Purchase Agreement”), pursuant to which the Company, as the wholly owned subsidiary of Xcel, has agreed to purchase substantially all of the trademarks and other intellectual property assets of Assignor, including, without limitation, all rights in and to the Mark (as defined below);

WHEREAS, the Parties desire, as of the Effective Date (as defined below) (a) to amend and restate the Amended and Restated Agreement as set forth herein, and (b) that QVC consent to the assignment from Assignor to Company of that certain agreement dated December 1, 2009, by and between QVC and Assignor (the “Design Services Reimbursement Agreement”);

WHEREAS, QVC and its subsidiaries promote, market, sell and distribute (collectively, “Promote”) products through various means and media, including without limitation, their televised shopping programs (the “Programs”);

WHEREAS, QVC desires to have manufactured and to Promote various products bearing, marketed in connection with or otherwise associated with (i) the trademark “IsaacMizrahiLive”; (ii) such other words as may be determined in accordance with paragraph 1(g) below; and (iii) related logos as specified in Exhibit “A” to this Agreement (collectively, the “Mark”), including, but not limited to, books, home furnishings, home decor, tabletop, cookware, kitchen prep items, gardening products, beauty products, jewelry, fashion accessories, sunglasses, handbags, small leather goods, footwear and apparel that are endorsed, designed, marketed, and/or promoted by Company (all such products bearing, marketed in connection with or otherwise associated with the Mark, including, but not limited to, books, home furnishings, home decor, tabletop, cookware, kitchen prep items, gardening products, beauty products, jewelry, fashion accessories, sunglasses, handbags, small leather goods, footwear and apparel that are endorsed, designed, marketed, promoted and/or sold by Company, whether now in existence or developed hereafter, are collectively referred to hereinafter as the “Products”). For purposes of clarification, the Products shall be of unique designs, colors, prints, patterns, price points and/or materials (or unique in some other manner) to be sufficiently different from, so as to not directly compete with, products sold as part of the Liz Claiborne New York line of which Mizrahi is the creative director;

WHEREAS, QVC desires to Promote, and Company desires to have Promoted, certain items that are developed, manufactured and/or licensed by third parties (“Vendors”), which items will (i) bear, be marketed in connection with or otherwise associated with the trademark(s) and/or service mark(s) of the Vendors and (ii) bear, be marketed in connection with or otherwise associated with the Mark, and (iii) contain a design element (a “Design Element”) provided by Company and Mizrahi or, in the event of (A) the death of Mizrahi or (B) the disability of Mizrahi, and the election of QVC not to terminate this Agreement pursuant to paragraph 6(c) in the event of either occurrence, a substitute designer mutually acceptable to Company and QVC (all such items are hereinafter referred to as “Co-Branded Products”);

WHEREAS, Company and QVC desire that QVC Promote the Products and Co-Branded Products through certain means and media, and that Company cause Mizrahi or another spokesperson mutually agreeable to QVC and Company (Mizrahi and such other spokesperson as may be mutually agreeable to QVC and Company hereinafter are referred to as “Spokesperson”, unless stated otherwise) to appear on certain of the Programs to assist QVC in promoting the Products and Co-Branded Products; and

WHEREAS, Earthbound LLC (“Earthbound”), a New York limited liability company, is the brand manager for Assignor for the period prior to the Effective Date (as defined in paragraph 1(a) below) and is a party to that certain agreement, dated as of September 1, 2009, as subsequently amended, by and between QVC, on the one hand, and Earthbound, on the other hand (the “Earthbound Agreement”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the undersigned parties, incorporating the above Recitals, hereby agree, as of the Effective Date, to amend and restate the Amended and Restated Agreement as follows:

1.           Effectiveness of Agreement; Grant of License and Other Rights by Company.

(a)          This Agreement shall become effective simultaneously with the closing of the transactions contemplated by the Asset Purchase Agreement and the delivery to QVC of a life insurance policy, or the absolute assignment of a life insurance policy, as required by paragraph 6(c) below (the “Effective Date”); provided, however, that in the event the Effective Date does not occur by September 30, 2011, this Agreement shall be rendered null and void ab initio. On the Effective Date, the Company shall provide notice to QVC (in the manner prescribed in paragraph 11(e) below) that the same has occurred. On the Effective Date, Company shall pay, or cause one or more of its affiliates to pay, the sum of One Million Five Hundred Thousand Dollars ($1,500,000.00), in good and immediately available funds, to QVC, via wire transfer (with telephone notice of the Federal reference number to QVC’s Treasury Department Attn: Nicole Maganas at 484.701.1416 upon transfer) pursuant to the following wiring instructions (unless otherwise directed in writing by QVC):

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Account Name:	QVC, Inc.
Account Number:	***
Bank Name:	***
Bank Address:	***

ABA #:	***
SWIFT:	***

Bank Contact Name:
***

On the Effective Date, Assignor shall pay, or cause one or more of its affiliates to pay, the sum of One Million Dollars ($1,000,000.00), in good and immediately available funds, to QVC, via wire transfer pursuant to the aforesaid wiring and notice instructions. Time is of the essence with respect to the aforesaid payment obligations of Company and Assignor on the Effective Date and, in the event of the failure of either Company or Assignor to make the respective payments required by this paragraph 1(a), this Agreement shall be rendered null and void ab initio. Notwithstanding anything contained in this Agreement to the contrary, QVC shall not be obligated to make any payments under this Agreement unless and until it receives (i) the aforesaid respective cash payments, in good and immediately available funds, from Company and Assignor; and (ii) delivery or, in the alternative, absolute assignment, of the insurance policy required by paragraph 6(c) below. For avoidance of doubt, the Parties agree that the Amended and Restated Agreement shall remain in effect, unmodified hereby, until the Effective Date.

(b)          Company grants to QVC and its affiliates during the License Period (as defined in paragraph 3 below): (i) the exclusive worldwide right to Promote the Products through all means and media, now known or hereafter developed; (ii) the right to use, publish, reproduce and transmit the trademarks, trade names, service marks, trade dress, copyrights, designs, logos and/or other intellectual property rights owned, used, licensed and/or developed by Company solely in connection with the Products, including, without limitation, the Mark (whether now in existence or created hereafter, collectively, the “Product IP Rights”) to Promote the Products in accordance with the terms and conditions of this Agreement and the right to sublicense to others the aforementioned rights; and (iii) the sub-licensable right to cause the Products to be manufactured by such manufacturer(s) (“Manufacturer(s)”), which Manufacturers shall be as mutually agreed upon by QVC and Company. For purposes of clarification, Company shall have final approval over any Manufacturer, which approval shall not be unreasonably withheld or delayed. Company grants to QVC and its affiliates the nonexclusive right (subject to the provisions of paragraph 5 below) to use the rights granted in (i), (ii) and (iii) above during the Sell-Off Period (as defined in paragraph 3 below). It is expressly understood that nothing in this paragraph shall prohibit Company or Spokesperson from entering into a similar product development licensing agreement with any other retailer and/or wholesaler to the extent not prohibited by, or in conflict with, the terms of this Agreement.

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(c)          Company grants to QVC and its affiliates during the License Period: (i) the exclusive worldwide right to Promote the Co-Branded Products through all means and media, now known or hereafter developed; (ii) the right to use, publish, reproduce and transmit certain of the trademarks, trade names, service marks, trade dress, copyrights, designs, logos and/or other intellectual property rights owned, used, licensed and/or developed by Company in connection with the Co-Branded Products, including, without limitation, the Design Element and the Mark (whether now in existence or created hereafter, collectively, the “Co-Branded IP Rights”) to Promote the Co-Branded Products in accordance with the terms and conditions of the Agreement and the right to sublicense to others the aforementioned rights); and (iii) the sub-licensable right to cause the Co-Branded Products to be manufactured by Vendors (or their licensees), which Vendors shall be as mutually agreed by the parties. Company grants to QVC and its affiliates the nonexclusive right to use the rights granted in (i), (ii) and (iii) above during the Sell-Off Period.

(d)          Company grants to QVC and its subsidiaries during the License Period the exclusive worldwide right to use the Spokesperson’s name, likeness, image, voice and performance (the “Endorsement”) to Promote the Products and the Co-Branded Products through all means and media, now known or hereafter developed. In addition, Company grants to QVC and its subsidiaries the non-exclusive (subject to the provisions of paragraph 5 below) right to use the rights granted in this subparagraph (d) during the Sell-Off Period. Hereinafter, the rights granted to QVC and its subsidiaries pursuant to this paragraph 1 are collectively referred to as the “License”. Except as may be set forth herein to the contrary, the License grants rights to QVC and its subsidiaries with respect to the Mark and the Endorsement only.

(e)          In order to ensure the consistent quality of the Products, QVC shall arrange directly with Manufacturers of Products for such Manufacturers of Products to provide to Company samples of Products and any packaging, or other promotional materials associated therewith for the purpose of allowing Company to verify that such samples conform to its specifications and requirements, if any, for the Products, provided that Company provides QVC with any such specifications and requirements at the time of delivery of the Designs (as defined in paragraph 2(f) below) for the subject Products. Any such specifications and requirements not delivered to QVC by Company at the time of delivery of the Designs for the subject Products shall be deemed to be waived by Company. For purposes of clarification, as between Company and QVC, Company shall be responsible for oversight with respect to the quality of Products and the use of the Product IP Rights in connection with the manufacture thereof.

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(f)          In order to ensure the consistent quality of the incorporation of the Design Element into Co-Branded Products, QVC shall arrange directly with Vendors for Vendors to provide to Company samples of Co-Branded Products for the purpose of allowing Company to verify that such samples conform to Company’s specifications and requirements, provided that Company provides QVC with such specifications and requirements at the time of delivery of the Designs for the subject Products. Any such specifications and requirements not delivered to QVC by Company at the time of delivery of the Designs for the subject Products shall be deemed to be waived by Company. For purposes of clarification, as between Company and QVC, Company shall be responsible for oversight with respect to the quality of the incorporation of the Design Element into the Co-Branded Products and the use of the Co-Branded IP Rights in connection with the manufacture thereof.

(g)          In addition to, or in lieu of, the Mark identified above, the Products and Co-Branded Products may be Promoted under a brand name or brand names as mutually agreed upon, in writing, by QVC and Company.

2.           Products and Compensation.

(a)          From time to time, QVC and its subsidiaries may issue to Manufacturer(s) a purchase order (any such purchase order, as may be issued from time to time, is hereinafter referred to as a “Purchase Order”). Hereafter, any purchases of Products by QVC shall be made according to the terms set forth in this Agreement and in any such Purchase Order(s). The terms of each Purchase Order, shall survive the expiration or termination of this Agreement. Notwithstanding anything to the contrary contained in this Agreement or otherwise, QVC and its subsidiaries expressly reserve the right to promote products that are in competition with the Products and make no representations or warranties with respect to (i) the amount of Products, if any, that may be sold through the Programs or otherwise, (ii) the number of times, if any, the Products may be offered for sale on the Programs or otherwise, or (iii) the amount of revenue, if any, that may be generated through any sales of Products on the Programs or otherwise. This Agreement does not obligate QVC or its subsidiaries to purchase any Products from Manufacturer(s) or to Promote any Products.

(b)          From time to time, QVC and its subsidiaries may issue to Vendor(s) a purchase order (any such purchase order, as may be issued from time to time, is hereinafter referred to as a “Vendor Purchase Order”). Hereafter, any purchases of Co-Branded Products by QVC shall be made according to the terms set forth in this Agreement and in any such Vendor Purchase Order(s). The terms of each Vendor Purchase Order, shall survive the expiration or termination of the Agreement. Notwithstanding anything to the contrary contained in the Agreement or otherwise, QVC and its subsidiaries expressly reserve the right to promote products that are in competition with the Co-Branded Products and make no representations or warranties with respect to (i) the amount of Co-Branded Products, if any, that may be sold through the Programs or otherwise, (ii) the number of times, if any, the Co-Branded Products may be offered for sale on the Programs or otherwise, or (iii) the amount of revenue, if any, that may be generated through any sales of Co-Branded Products on the Programs or otherwise. This Agreement does not obligate QVC or its subsidiaries to purchase any Co-Branded Products from Vendor(s) or to Promote any Co-Branded Products.

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(c)          Company shall be responsible for all out-of-pocket costs and expenses incurred by Spokesperson and/or Company in connection with the services performed by Spokesperson and/or Company under this Agreement, subject to any reimbursements due to the Company in accordance with paragraph 4(a) of this Agreement.

(d)          During the License Period, QVC shall pay Company as set forth in this paragraph 2 for the rights granted and services provided hereunder with respect to both Products and Co-Branded Products and Company shall accept the same as its sole compensation for such rights granted and services provided hereunder.

(e)          During the License Period, within thirty (30) days after the end of each calendar quarter, QVC will send to Company a statement covering sales of Products and Co-Branded Products in such calendar quarter and any payment due pursuant to paragraphs 2(g) and 2(i) below for such calendar quarter, and will pay to Company any such payment that is so due in accordance with the provisions of paragraphs 2(g) and 2(i) below. Each statement shall become binding on Company and Company shall, absent fraud on the part of QVC, neither have nor make any claim against QVC with respect to such statement, unless Company shall advise QVC, in writing, of the specific basis of such claim within one (1) year after the date Company receives such statement. Company may, not more than once during any calendar year, but only once with respect to any statement rendered hereunder, audit QVC’s books and records related to the Products and Co-Branded Products for the purpose of determining the accuracy of QVC’s statements to Company. If Company wishes to perform any such audit, Company will notify QVC at least thirty (30) days before the date when Company plans to commence such audit. Company shall not be entitled to examine any records that do not report sales of Products and/or Co-Branded Products. All audits shall be made during regular business hours upon reasonable notice, and shall be conducted on Company’s behalf by an independent Certified Public Accountant or other professional representative. Each examination shall be made at Company’s own expense at QVC’s regular place of business where the books and records are maintained; provided, however, that if any such audit reveals an underpayment of amounts owed pursuant to paragraphs 2(g) and 2(i) of greater than ten percent (10%), QVC shall pay all such past due amounts plus reasonable expenses of Company’s audit including reasonable professional fees.

(f)          Design and Manufacturing. QVC and the Company will cooperate and work in concert to develop designs (“Designs”) and prototypes (“Prototypes”) for the manufacture of the Products and Co-Branded Products. Company and Mizrahi or, in the event of (A) the death of Mizrahi or (B) the disability of Mizrahi, and the election of QVC not to terminate this Agreement pursuant to paragraph 6(c) in the event of either occurrence, a substitute designer mutually acceptable to Company and QVC, shall provide no fewer than 200 Designs to QVC during each License Period Year (as defined in paragraph 2(g) below) of the License Period. Prior to the manufacture of any specific Product line or Co-Branded Product line (each Product line or Co-Branded Product line, an “Item”), QVC will provide a production quality sample (each, a “Sample”) of each Item for the Company’s approval. Each Item produced, if any, by a Manufacturer will be an accurate reproduction in all material respects to the Sample. Further, the Company shall notify QVC of its approval or disapproval of any Sample within five (5) Business Days (as defined below) after Company receives such Sample. The parties will reasonably cooperate in an attempt to resolve any disapproval of, objections to or concerns with, the Sample. If, however, the Company fails to disapprove any Sample within five (5) Business Days of its receipt of such Sample, Company will be deemed to have approved such Sample. Company and Mizrahi acknowledge that as between them and QVC, QVC owns the Designs. “Business Day”, as used herein, shall mean any day except Saturday, Sunday and/or any other day on which commercial banks in Philadelphia, Pennsylvania or New York, New York are authorized by law to close.

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(g)          QVC shall pay to the Company the following *** Royalty Payments ***, subject, however, to the provisions of paragraph 2(i) below:

***

As used herein, each License Period Year shall commence on October 1 and end on September 30 of the subsequent calendar year. The calendar quarters for each of the License Period Years shall consist of October, November and December as the first calendar quarter; January, February and March as the second calendar quarter; April, May and June as the third calendar quarter; and July, August and September as the fourth and final calendar quarter. The *** Royalty Payment shall be remitted in accordance with paragraph 2(i) below.

(h)          The parties acknowledge and agree that *** to Assignor, which ***. QVC acknowledges and agrees that it is accepting the following in satisfaction of *** Royalty Payment: (i) payment by Company of $1,500,000.00, in good and immediately available funds, to QVC pursuant to paragraph 1(a) above; (ii) payment by Assignor of $1,000,000.00, in good and immediately available funds, to QVC pursuant to paragraph 1(a) above; (iii) *** as set forth in the Amended and Restated Agreement; (iv) receipt of the Reverse Royalty (as defined below) payments due and owing to QVC pursuant to paragraph 2(k) below; and (v) receipt of the Third Participating Royalty Payments (as defined below) due and owing to QVC pursuant to paragraph 2(l) below. Notwithstanding anything contained in this Agreement to the contrary, (i) QVC shall have no recourse against Assignor for (A) ***; or (B) the payment of $1,500,000.00 due to QVC by Company pursuant to paragraph 1(a) above; or (C) for payment of the Reverse Royalty due to QVC pursuant to paragraph 2(k) below; and/or (D) for payment of the Third Participating Royalty Payments due to QVC pursuant to paragraph 2(l) below, provided, however, that nothing in this paragraph 2(h) modifies, amends or novates the payment obligations of Assignor as set forth in paragraph 1(a) above and in this paragraph 2(h)(ii); and (ii) QVC shall have no recourse against Company for (A) ***; and/or (B) the payment of $1,000,000.00 due to QVC by Assignor pursuant to paragraph 1(a) above, provided, however, that nothing in this paragraph 2(h) modifies, amends or novates the obligations of Company under this Agreement, including, without limitation, the obligations of Company as set forth in subsections (i), (iv) and (v) of this paragraph 2(h) in paragraph 1(a) above and in paragraph 2(l) below.

(i)          The *** Royalty Payments set forth in paragraph 2(g) above shall be remitted pursuant to, and subject to the conditions in, this paragraph 2(i). QVC shall pay, and Company shall accept, the following as the sole compensation for the rights granted and services provided in this Agreement:

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(i)          In accordance with paragraph 2(e) above, QVC shall pay to Company the *** Royalty Payment with respect to the first three consecutive calendar quarters of each applicable License Period Year; and

(ii)         In accordance with paragraph 2(e) above, QVC shall pay to Company with respect to the fourth and final calendar quarter of each applicable License Period Year ***. For purposes of this Agreement, “Gross Royalty” is defined to be ***. For purposes of this Agreement, “Net Retail Sales” shall mean the aggregate amount of all revenue generated through the sale of Products or Co-Branded Products, respectively, by QVC and its subsidiaries during the License Period Year, excluding freight, shipping and handling charges, customer returns, and sales, use or other taxes. For further clarification, and subject only to the provisions of paragraphs 2(g) and 2(i), QVC shall have no obligation to pay Company any royalties or other compensation hereunder for Products and Co-Branded Products which are returned, or sought by QVC to be returned, to Manufacturers and/or Vendors, as the case may be, by QVC. In addition, notwithstanding anything herein to the contrary, QVC shall have no obligation to pay any royalties hereunder or other compensation to Company for Products and/or Co-Branded Products sold by QVC at or below QVC’s Landed Cost (as defined below) for those Products and/or Co-Branded Products. “Landed Cost”, as used herein, shall mean the cost price of the Products or Co-Branded Products, respectively, as set forth on the applicable Purchase Orders or Vendor Purchase Orders, as the case may be, for such Products or Co-Branded Products, respectively, together with any and all other costs incurred by QVC for freight, custom duties and miscellaneous expenses with respect to the import of the subject Products or Co-Branded Products, respectively, into the continental United States of America from any foreign country or port.

(iii)        The suspension or elimination of QVC’s obligation to remit *** Royalty Payments shall not relieve QVC of any obligation, to the extent that the same otherwise exists, to remit the *** Royalty to Company as calculated in paragraph 2(i)(ii) above.  In the event of the suspension or elimination of QVC’s obligation to remit ***, the *** Royalty shall thereafter be paid on a quarterly calendar basis in accordance with paragraph 2(e) above.  The payment by QVC for the quarterly calendar period in which QVC’s obligation to remit *** Royalty Payments was suspended or eliminated shall include (A) any outstanding *** Royalty previously accrued but unpaid; and (B) the pro rata portion any *** Royalty Payments due to Company for the calendar quarter in which Mizrahi dies or becomes Disabled (as defined in paragraph 6(d) below).  Notwithstanding anything contained in this paragraph 2(i)(iii) above, in the event that QVC’s obligation to remit *** Royalty Payments is suspended due to the Disability of Spokesperson, but is thereafter reinstated due to the recovery and return of Spokesperson, the payment by QVC of *** Royalty Payments and/or the *** Royalty shall revert to the procedure and calculation set forth in paragraph 2(i)(i) and 2(i)(ii) above.

In the event of a renewal of this Agreement pursuant to paragraph 3 below, the *** Royalty shall continue to be paid on a quarterly calendar basis in accordance with paragraph 2(e) above.

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(j)          QVC and Company agree and acknowledge that time is of the essence in the delivery of the payments required by this Agreement, and further agree that interest shall accrue on all past due payments under this Agreement from their respective due dates until paid at the rate (except as may be expressly stated otherwise in this Agreement) of one percent (1%) per month, or if such rate exceeds the maximum rate allowed by law, at the maximum rate allowed by law, and shall be payable on demand.

(k)          Notwithstanding the exclusive grant of license contained in paragraph 1, upon the prior written permission of an officer of QVC, which permission may be granted or withheld for any reason or no reason at all at the sole discretion of QVC, the Company may sell any of the Products via Prestige Retailers (as defined below). In addition, notwithstanding the exclusive grant of license contained in paragraph 1, Company may sell any of the Products via Company Media (as defined below); provided, however, that Company must, with respect to both sales of the Products via Prestige Retailers and/or sales of the Products via Company Media, provide QVC with at least thirty (30) days written notice prior to Company’s issuance of any purchase order to Manufacturer(s) of the Products. During the Term of this Agreement and thereafter, Company shall pay to QVC a royalty (“Reverse Royalty”) equal to (i) *** of wholesale sales of all Products sold by Company (or its affiliates) to Prestige Retail (“Company Prestige Retailer Sales”), if any, and (ii) *** of net retail sales of all Products sold by Company via Company Media, if any (“Company Media Sales”) (such “Company Prestige Retailer Sales” and “Company Media Sales” being collectively referred to as “Company Sales”). Reverse Royalties earned hereunder, if any, will be accrued quarterly in the quarter in which such Company Sales, if any, are made by Company, and shall be paid within thirty (30) days after the end of each calendar quarter. Within thirty (30) days after the end of each calendar quarter, Company shall send to QVC a statement covering Company Sales in such quarter and Reverse Royalties for such Company Sales, and will pay QVC any Reverse Royalties that are due. As used in this Agreement, “Prestige Retailer” shall mean the stores and the respective internet websites of high-end Brick and Mortar Retailers (as defined below), e.g., Neiman Marcus, Bloomingdales and May Company Stores, but shall exclude (i) discount divisions of any of the foregoing and (ii) all retail channels of distribution other than by or through a Prestige Retailer, including without limitation, by or through “Mass Merchants” (as defined below), discount stores, drugstores, warehouse stores, superstores and retail outlet stores. As used in this Agreement, “Mass Merchants” shall mean general retail merchandisers, including but not limited to Sears, JC Penney, Target, Walmart and Kmart. As used herein, “Brick and Mortar Retailer” shall mean an entity whose primary means of deriving revenue is the marketing and sale of consumer products to end-users of such consumers products at a physical location to which such end-users come to purchase such consumer products, provided, however, a Brick and Mortar Retailer shall not include, and shall not be deemed or construed to include, any Direct Competitor (as defined below) or affiliate thereof. As used in this Agreement, “Company Media” shall mean Company’s “Isaac Mizrahi” and “Isaac Mizrahi New York”-branded brick and mortar retail stores, if any, and its “Isaac Mizrahi”-branded and “Isaac Mizrahi New York”-branded internet websites. Notwithstanding any other provision in this paragraph 2(k), Company shall be permitted to use the Mark as the name or title of a television program or magazine without paying QVC a Reverse Royalty for such use; provided, however, that any such television program or magazine (and the content or subject matter thereof) remains subject to the non-compete provisions of paragraph 5 of this Agreement. The provisions of this paragraph 2(k) shall survive termination or expiration of this Agreement.

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(l)          Subject to paragraph 2(l)(ii) below, Company shall remit the First Participating Royalty Payments (as defined below) and the Second Participating Royalty Payments (as defined below) to Assignor and shall remit the Third Participating Royalty Payments (as defined below) to QVC as follows:

(i)          Subject to paragraph 2(l)(ii), the Company shall pay to Assignor the first *** of Brick and Mortar Net Revenues (as defined below) earned and received by Company (or earned by any affiliate of Company) during each twelve (12) month period commencing on October 1, 2011 and ending on September 30, 2021 (collectively, the “First Participating Royalty Payments”). As between Assignor and QVC, on the one hand, and Company, on the other hand, and subject to paragraph 2(l)(ii), Company shall retain all of the next *** of Brick and Mortar Net Revenues earned and received by Company during each twelve (12) month period commencing on October 1, 2011 and ending on September 30, 2021 (collectively, the “Retained Brick and Mortar Net Revenues”). Subject to paragraph 2(l)(ii), Company shall pay to Assignor, during each of the twelve (12) calendar month periods commencing on October 1, 2011 and ending on September 30, 2021, *** of the Brick and Mortar Net Revenues earned and received by the Company (or earned by any affiliate of Company), if any, in excess of the First Participating Royalty Payment for each such twelve (12) calendar month period and the Retained Brick and Mortar Net Revenues in such twelve (12) calendar month period (collectively, the “Second Participating Royalty Payments”). As used herein, “Brick and Mortar Net Revenues” shall mean all revenues (including, without limitation, royalties of any kind), excluding the Excluded Company Royalties (as defined below), earned by Company from (A) the sale, license, consignment or any other form of distribution of any products, including, without limitation, the Products, bearing, marketed in connection with or otherwise associated with the Company’s trademarks and brands and/or (B) the licensing of any and all intellectual property rights with respect to any and all products, including, without limitation, the Products, bearing, marketed in connection with or otherwise associated with the Company’s trademarks and brands, after deduction from such revenues for: (i) any such products sold, licensed, consigned or otherwise distributed by or through the Company to any purchaser, consignee or licensee of such products, but thereafter returned to Company by such purchaser, consignee or licensee of such products for refund actually paid by Company to such customer; (ii) sales, use, excise or value added taxes actually paid by Company in connection with any such products sold, consigned, licensed or otherwise distributed by or through the Company to the purchaser, consignee or licensee of such products; (iii) custom duties and similar import impositions or charges actually paid by Company in connection with any such products sold, consigned, licensed or otherwise distributed by Company to the purchaser, consignee or licensee of such products; (iv) Advertising Royalties (as defined below); and (v) shipping and handling charges actually paid by Company in connection with the sale, consignment, license or other distribution of any such products to the purchaser, consignee or licensee of such products. As used herein, “Excluded Company Royalties” shall mean (A) royalties and any other amounts paid or credited by QVC to Company under this Agreement or the Design Services Reimbursement Agreement, (B) royalties and revenues that Company receives in connection with Company Sales, provided that QVC has received all Reverse Royalties due and payable to QVC pursuant to this Agreement in connection with respect to such Company Sales, and (C) royalties and revenues that the Company receives from Liz Claiborne in connection with the Liz Claiborne New York brand. “Advertising Royalties”, as used herein, shall mean cash monies actually paid to Company from licensees other than affiliated licensees of Company to be held in trust by Company as a fiduciary to such non-affiliated licensees, which monies were received by Company (A) as a result of “arms length” negotiation with Company’s licensees; (B) are not revenue, and are not characterized for any purpose as revenue, of Company; and (C) are earmarked for the sole purpose of marketing and promoting Company’s trademarks for the benefit of licensees not affiliated with Company.

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Notwithstanding anything contained in this Agreement to the contrary, Company (A) shall not, directly or indirectly (or otherwise cause a third person to) sell, license, consign or otherwise distribute any products, including, without limitation, the Products, bearing, marketed in connection with or otherwise associated with the Company’s trademarks and brands to K-Mart, Wal-Mart Stores, Inc., Sears, Roebuck & Co. and/or any Direct Competitor (as defined below) and/or any respective affiliate thereof; and/or (B) shall not enter into any direct-to-retail license (i.e., a license with any retailer for the manufacture of goods and products) with any off-price retainer for apparel or footwear. As used herein, “Direct Competitor” shall mean any entity (or affiliate thereof) other than QVC, including, but not limited to, HSN, Inc. and/or ValueVision Media, Inc., whose primary means of deriving revenue is the transmission of Direct Response Television Programs (as defined in Paragraph 5 below), including without limitation, Home Shopping Network, ShopNBC, America’s Store and Shop at Home Network.

QVC shall be entitled to terminate this Agreement (without further obligation on the part of QVC to perform hereunder, including, without limitation, any further obligation to remit any *** Royalty Payment otherwise due and owing to Company by QVC) in the event that, prior to October 1, 2021, Company conveys, transfers or assigns any of Company’s trademarks, trade names, service marks, trade dress, copyrights, designs, logos and/or other intellectual property associated with Mizrahi to any of the following: (A) a Direct Competitor or any affiliate thereof; (B) an entity, or an affiliate of an entity, that, in the calendar year preceding any such conveyance, transfer or assignment, has sold, consigned or distributed by any other means goods or products to a Direct Competitor, or any affiliate thereof, in the amount of $25,000,000.00 or more; (C) a Mass Merchant or any affiliate thereof; (D) any entity or person convicted of, or subject to pending charges for, any felony under federal or state laws; (E) any entity or person who is the subject of any federal or state investigation for fraudulent activities or violation of federal or state securities laws; (F) any entity or person who is the subject of any investigation, conviction or pending charge related to the use of child labor; (G) any entity or person who is the subject of any investigation, conviction or pending charge for violation of the Foreign Corrupt Practice Act, 15 U.S.C. § 78dd-1, et seq., the Racketeer Influenced and Corrupt Organizations Act, 18 U.S.C. § 1961, et seq. and/or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub.L. No. 107-56, 115 Stat. 272 (Oct. 26, 2001); and/or (H) any entity or person who is the subject of any federal, state or local investigation by a governmental authority or agency, conviction or pending charge for a crime involving Moral Turpitude (as defined below). “Moral Turpitude”, as used herein, shall mean the act or commission (or the attempt or the criminal conspiracy to commit or the aiding or abetting) of any of the following crimes under federal, state or local laws: arson, criminal homicide, speculating or wagering on official action or information or other crime involving an abuse of public office or corrupt influence in official matters, cruelty to animals, open lewdness or other crime of public indecency, corruption or endangering the welfare of minors, sexual abuse or exploitation of children, unlawful communication or contact with a minor, kidnapping, burglary, robbery, theft, embezzlement or extortion of property with a value greater than $2,000.00 or of trade secrets by whatever means, forgery, bad checks, money laundering, counterfeiting, sale of controlled substances, deceptive business practices, commercial bribery, defrauding secured creditors, fraud, perjury or false swearing, unsworn falsification to authorities, obscenity, obstruction of justice, aggravated assault, rape or statutory sexual assault and/or aggravated indecent assault.

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QVC shall be entitled to terminate this Agreement (without further obligation on the part of QVC to perform hereunder, including, without limitation, any further obligation to remit any *** Royalty Payment otherwise due and owing to Company by QVC) in the event that, prior to October 1, 2015, Company conveys, transfers or assigns any equity interest in the Company to a Direct Competitor or any affiliate or employee thereof.

In the event that QVC terminates this Agreement pursuant to the terms of this paragraph 2(l)(i), QVC shall have no obligation to remit any further *** Royalty Payments otherwise due and owing to Company by QVC, but Company shall continue to have the obligation to remit the Third Participating Royalty Payments to QVC in accordance with the provisions of this Agreement.

(ii)         At such time as there is due to Assignor an aggregate of *** in First Participating Royalty Payments and Second Participating Royalty Payments pursuant to this paragraph 2(l), Company shall provide notice promptly of the same to QVC and thereafter shall pay to QVC *** of all Bricks and Mortar Net Revenues earned and received by Company (or earned by any affiliate of Company) until September 30, 2021 (collectively, the “Third Participating Royalty Payments”) in lieu of the First Participating Royalty Payments and the Second Participating Royalty Payments. The Third Participating Royalty Payments shall be calculated without regard to the Retained Brick and Mortar Net Revenues, which shall not be included in any computation of the Third Participating Royalty Payments due and payable to QVC.

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(iii)        The Third Participating Royalty Payments from Brick and Mortar Net Revenues earned by the Company shall be reported and paid to QVC as follows: Within thirty (30) days after the end of each calendar quarter, Company will send to QVC a statement covering all Brick and Mortar Net Revenues earned and received by Company (or earned by any affiliate of Company) in such calendar quarter and any payment of Third Participating Royalty Payments due to QVC pursuant to this paragraph 2(l) for such calendar quarter, and will pay to QVC any such payment of Third Participating Royalty Payments that is so due in accordance with the provisions of this paragraph 2(l). Each statement shall become binding on QVC and QVC shall, absent fraud on the part of Company, neither have nor make any claim against Company with respect to such statement, unless QVC shall advise Company, in writing, of the specific basis of such claim within one (1) year after the date QVC receives such statement. QVC may, not more than once during any calendar year, but only once with respect to any statement rendered hereunder, audit Company’s books and records related to the Brick and Mortar Net Revenues for the purpose of determining the accuracy of Company’s statements to QVC. If QVC wishes to perform any such audit, QVC will be required to notify Company at least thirty (30) days before the date when QVC plans to commence such audit. QVC shall not be entitled to examine any records that do not report earnings of Brick and Mortar Net Revenues. All audits shall be made during regular business hours upon reasonable notice, and shall be conducted on QVC’s behalf by an independent Certified Public Accountant or other professional representative. Each examination shall be made at QVC’s own expense at Company’s regular place of business where the books and records are maintained; provided, however, that if any such audit reveals an underpayment of amounts owed pursuant to this paragraph 2(l) of greater than ten percent (10%), Company shall pay all such past due amounts plus reasonable expenses of QVC’s audit including reasonable professional fees.

Company shall use all commercially reasonable means to collect any and all Brick and Mortar Net Revenues from any and all entities and persons from whom such Brick and Mortar Net Revenues are due (and, in addition to, and not in lieu of, all rights of offset or recoupment by QVC under law), the failure of Company to do so (i) shall be a breach of this Agreement with respect to Brick and Mortar Net Revenues due from any person or entity in the amount of Ten Thousand Dollars ($10,000.00) or less and (ii) shall be a material breach of this Agreement with respect to Brick and Mortar Net Revenues due from any person or entity in any amount greater than Ten Thousand Dollars ($10,000.00). As used herein, “commercially reasonable means” shall be determined by reference to the dollar amount, collectability and cost of collection of the subject Brick and Mortar Net Revenues due to Company. The provisions of this paragraph 2(l) shall survive termination or expiration of this Agreement.

3.           License Period and Term.

(a)          Generally. The license period (the “License Period”) shall be deemed to have commenced as of October 1, 2010 and shall expire, if not otherwise terminated as set forth below, at 12:00 a.m. (prevailing Eastern Time) on October 1, 2015; provided, however, that the License Period shall automatically be extended for successive one-year terms unless either Company or QVC notifies the other of its intent to terminate the License Period no later than sixty (60) days prior to the end of the then-current License Period. Notwithstanding any other provision of this Agreement, Company or QVC shall have the right to terminate the Agreement at any time if the other materially breaches this Agreement and fails to cure such breach within thirty (30) days of receipt of written notice of such material breach delivered in the manner prescribed by paragraph 10(e) below. QVC shall owe Company no *** Royalty Payments for any renewal term of the License Period. In the event that QVC shall elect to terminate this Agreement as a result of a material breach of this Agreement by Company, and the failure of Company to cure such breach within thirty (30) days of receipt of written notice of such material breach delivered in the manner prescribed by paragraph 10(e) below, QVC shall have no further obligation to remit any *** Royalty Payments otherwise due and owing to Company by QVC, but Company shall continue to have the obligation hereunder to remit the Third Participating Royalty Payments to QVC pursuant to paragraph 2 above. In the event that Company shall elect to terminate this Agreement as a result of a material breach of this Agreement by QVC, and the failure of QVC to cure such breach within thirty (30) days of receipt of written notice of such material breach delivered in the manner prescribed by paragraph 10(e) below, QVC shall not be entitled to receive any Third Participating Royalty Payments in excess of ***. The Term of this Agreement shall be as defined in paragraph 5 of this Agreement.

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(b)          [Omitted.]

(c)          Sell-Off Period. The exclusive rights of QVC under the License shall terminate at the conclusion of the License Period, whereupon QVC may continue to exercise the License rights, including the Endorsement, on a non-exclusive basis (subject to the provisions of paragraph 5 below) for as long as necessary, including, after expiration or termination, for cause or otherwise, of the License Period, to Promote Products and Co-Branded Products through any means and media (i) to sell off any of its remaining inventory of Products and Co-Branded Products, (ii) to place additional orders with Manufacturers and/or Vendors for Products and Co-Branded Products, respectively, to fulfill any remaining unfilled customer orders for Products and/or Co-Branded Products, and (iii) to have such additional orders fulfilled by Manufacturer(s) or Vendor(s) (the “Sell-Off Period”).

(d)          QVC shall have no obligation to remit to Company, and Company shall not be entitled to receive, any royalty or other compensation from QVC for sales of Products and Co-Branded Products by QVC during the Sell-Off Period.

4.           Appearances.

(a)          If requested by QVC, Company shall cause Spokesperson to make, at minimum, the following number of monthly Appearances: (i) twelve (12) in License Period Year 1; (ii) sixteen (16) in License Period Year 2; (iii) eighteen (18) in License Period Year 3; (iv) twenty (20) in License Period Year 4; and (v) twenty (20) in License Period Year 5 and in each subsequent year in the event that this Agreement is automatically extended pursuant to paragraph 3(a) above. Each “Appearance” shall mean a one hour appearance on QVC’s Direct Response Television Programs. The schedule of Appearances shall be mutually determined by the Company and QVC, subject to Spokesperson’s schedule; provided, however, that once dates and times for Appearances have been agreed upon and scheduled by QVC, Company shall cause Spokesperson to make such Appearances, unless Company or Spokesperson provides QVC with written notice of Spokesperson’s inability to make such Appearance at least sixty (60) days in advance of the scheduled Appearance date. Company shall cause Spokesperson to appear, in promotional announcements featuring the Direct Response Television Programs, at dates and times mutually determined by QVC and Spokesperson, subject to Spokesperson’s reasonable availability. Unless otherwise agreed by the parties, all Appearances and promotional announcements shall take place at QVC’s studios in West Chester, Pennsylvania or the Company’s showroom located at 475 10th Avenue, New York, NY. Any costs and expenses of the Spokesperson that may arise in connection with all Appearances and promotional announcements, including without limitation, travel, lodging and food, shall be borne by Company; provided, however, that any production costs associated with the production of any program at the Company’s showroom shall be borne by QVC or its affiliates. In the event of the failure of the Spokesperson to make an Appearance required pursuant to this Agreement for any other reason, Company shall use its best efforts to provide an alternative Spokesperson satisfactory to QVC.

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(b)          Upon the request of Company, Spokesperson may promote (but not offer for sale, sell or otherwise distribute) Apparel Products (as defined below) and/or Non-Apparel Products (as defined below) on, by or through the Programs subject to, and strictly conditioned upon, the following terms and conditions:

(i)          Subject to the prior written approval by an officer of QVC at the level of Vice President or higher, which discretion may be withheld by QVC in its sole and unfettered discretion, Spokesperson may promote (but not offer for sale, sell or otherwise distribute) Apparel Products on, by or through the Programs pursuant to the conditions set forth in paragraph 4(b)(iii) below, provided, however, after such time as QVC receives payment in full (which payment is not disgorged from QVC by any court of competent jurisdiction) of the Third Participating Royalty Payments in the aggregate amount of no less than ***, QVC will forfeit the right to receive any further Third Participating Royalty Payments if it withholds consent for Spokesperson to promote Apparel Products on, by or through Programs more than three (3) times in any given six (6) month time period where the conditions set forth in paragraph 4(b)(iii) otherwise were met. Company agrees and acknowledges that its sole and exclusive remedy in the event that QVC so withholds its consent shall be that it is no longer obligated to remit the Third Participating Royalty Payments QVC in excess of the aggregate amount of ***. “Apparel Products”, as used herein, shall mean apparel, footwear, fashion accessories and home textiles (other than the Products and the Co-Branded Products) bearing, marketed in connection with, or otherwise associated with Company’s trademarks and brands that are being sold in Brick and Mortar Retailers.

(ii)         Subject to the prior written approval by an officer of QVC at the level of Vice President or higher, which discretion may be withheld by QVC in its sole and unfettered discretion, Spokesperson may promote (but not offer for sale, sell or otherwise distribute) Non-Apparel Products on, by or through the Programs pursuant to the conditions set forth in paragraph 4(b)(iii) below “Non-Apparel Products”, as used herein, shall mean any and all products, other than Apparel Products, the Products and the Co-Branded Products, bearing, marketed in connection with, or otherwise associated with Company’s trademarks and brands that are being sold in Brick and Mortar Retailers.

(iv)        All requests by Company for the promotion of Apparel Products and Non-Apparel Products shall be made to QVC (in the manner set forth in paragraph 11(e) below) no less than seven (7) Business Days prior to the date upon which Company seeks the promotion of such Apparel Products and/or Non-Apparel Products by, on or through the Programs and must meet and satisfy the following requirements and conditions:

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(A)	Upon the request of QVC, Company shall obtain any licenses or consents deemed required by QVC for the promotion of Apparel Products and/or Non-Apparel Products by, on or through the Programs;
(B)	Company shall provide QVC (in the manner set forth in paragraph 11(e) below) with a script of the requested promotion of Apparel Products and/or Non-Apparel Products by, on or through the Programs and shall do so no less than seven (7) Business Days prior to the date upon which Company seeks such promotion;
(C)	All Apparel Products and Non-Apparel Products requested by Company to be promoted on, by or through the Programs are subject to QVC’s standards and practices, including, without limitation, such standards and practices pertaining to claims substantiation and quality assurance, and, if requested by QVC, samples of such promotion of such Apparel Products and/or Non-Apparel Products by, on or through the Programs shall be provided to QVC in sufficient time to allow for quality assurance testing by QVC;
(D)	All claims, if any, made in connection with the promotion of all Apparel Products and Non-Apparel Products shall be demonstrated by Company and are subject to QVC’s prior and continuing approval. No promotion of any Apparel Products or Non-Apparel Products shall include any testimonial or claim that cannot be authenticated or substantiated by QVC or any false or unwarranted claim or any unfair disparagement of the goods or products of any Brick and Mortar Retailer and/or any competitor of Company or QVC;
(E)	The requested promotion by Company of any and all Apparel Products and Non-Apparel Products shall comply with all federal, state and local laws, statutes and regulations;
(F)	No promotion of any Apparel Products and/or Non-Apparel Products shall infringe upon the trademarks, patents, trade dress or other intellectual property rights of any third party;
(G)	QVC shall not be required to promote any Apparel Products and/or Non-Apparel Products that would bring QVC’s reputation into public disrepute;
(H)	Any requested promotion of any Apparel Products and/or Non-Apparel Products is limited to live programming and shall not include any films or video of any kind;
(I)	Company shall be responsible for any and all licensing fees in connection with all requested promotion of any and all Apparel Products and Non-Apparel Products on, by or through the Programs;
(J)	Company agrees and acknowledges that QVC is not responsible for any of Company’s contractual obligations to any third party with respect to the promotion of Apparel Products and Non-Apparel Products;

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(K)	Company agrees and acknowledges that QVC may be required to shorten or eliminate any requested promotion of Apparel Products and/or Non-Apparel Products in order to conform to time limitations or to meet legal requirements;
(L)	Company represents and warrants (which representation and warranty shall survive the expiration or termination of this Agreement) that it has or will obtain any and all licenses and consents as may be required for the promotion of any and all Apparel Products and Non-Apparel Products;
(M)	Company shall protect, defend, hold harmless and indemnify QVC and its affiliates, employees, agents, officers and directors, from and against any and all claims, actions, suits, costs, liabilities, damages and expenses (including, without limitation, all attorneys' fees and court costs) arising out of or related to any and all promotions of Apparel Products and Non-Apparel Products and/or any acts or omissions of Company or any Spokesperson in connection with any and all such promotions, which obligations shall survive the expiration or termination of this Agreement;
(N)	No single promotion by Spokesperson of Apparel Products or Non-Apparel Products shall exceed fifteen (15) seconds in duration; and
(O)	Company may not request more than one (1) promotion by Spokesperson of Apparel Products or Non-Apparel Products for any given Appearance by Spokesperson.

(c)          Company shall protect, defend, hold harmless and indemnify QVC and its affiliates, employees, agents, officers and directors, from and against any and all claims, actions, suits, costs, liabilities, damages and expenses (including, without limitation, all attorneys' fees and court costs) arising out of or related to any acts or omissions of Company or any Spokesperson in connection with the Appearances, which obligation shall survive the expiration or termination of this Agreement.

(d)          In consideration of the services to be rendered by Spokesperson, Spokesperson shall be compensated by Company and not by QVC. Nothing in the Agreement shall be deemed or construed to render any Spokesperson an employee or independent contractor of QVC, or any affiliate thereof, or otherwise entitle any Spokesperson to any compensation or benefits from QVC or any affiliate thereof.

5.           Non-Compete.

Except as contemplated hereunder and without the prior written consent of QVC, neither Assignor, Company nor Spokesperson shall, during the License Period of this Agreement and the one-year period thereafter (collectively, the “Term”), promote, advertise, endorse or sell (or otherwise cause a third party to promote, advertise, endorse or sell): (i) the Products and Co-Branded Products anywhere in the world through any means or media; and/or (ii) any goods, services or products, including without limitation, the Products and Co-Branded Products, anywhere in the world through Direct Response Television Programs. As used herein, “Direct Response Television Programs” shall mean any televised program which requests a consumer to respond to any promotion of any product or service by mail, telephone, internet or other electronic means, which program: (A) is live, contains an intermittent or continuous call to action and devotes at least twenty percent (20%) of its programming time to the promotion of products or services; or (B) is otherwise in the style or format of a televised retailing program, such as the Programs. Subject to the foregoing provisions of this paragraph 5, Company may promote, advertise, endorse, sell, license or otherwise commercialize any brand or mark, other than the Mark.

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6.           Representations, Warranties and Covenants.

(a)          Company represents, warrants and covenants as of the Effective Date, which representations, warranties and covenants shall continue during the Term of this Agreement and shall survive the expiration or termination of this Agreement, that: (i) it possesses the full power and exclusive right to grant the License and Endorsement to QVC; (ii) the execution, delivery and performance of this Agreement by Company does not violate any agreement, instrument, judgment, order or award of any court or arbitrator or any law, rule or regulation; (iii) the Design, Prototype and Product IP Rights of each Product, and the Design Element and Co-Branded Product IP Rights with respect to each Co-Branded Product, shall comply with all foreign, federal, state, county, municipal or other statutes, laws, orders and regulations of any governmental or quasi-governmental entity; (iv) QVC’s use of the License and the Endorsement, and QVC’s Promotion of the Products and the Co-Branded Products as permitted hereunder, will not infringe or otherwise violate the copyrights, trademarks, or other proprietary rights of third parties or constitute unfair competition; (v) all claims concerning the Products and Co-Branded Products made by Company are, and will be, true and correct at the time such claims are made, and supported by data which complies with applicable law; (vi) there are no amendments to the Asset Purchase Agreement as of the Effective Date that have not been disclosed to QVC; and (vii) except as contemplated in this Agreement, there exist no agreements, or other arrangements, for Company to endorse, promote, advertise, or sell any Products or Co-Branded Products anywhere in the world. Company shall provide QVC with any and all documents reasonably required or requested by QVC at any time and from time to time to support the representations and warranties herein contained.

(b)          Spokesperson represents, warrants and covenants as of the Effective Date, severally and not jointly as to any other Spokesperson only, which representations, warranties and covenants shall continue during the Term of this Agreement and shall survive the expiration or termination of this Agreement, that: (i) it has granted to Company, and possesses the full power and exclusive right to grant to Company, the Endorsement; (ii) the execution, delivery and performance of this Agreement by such Spokesperson does not violate any agreement, instrument, judgment, order or award of any court or arbitrator or any law, rule or regulation; (iii) QVC’s use of the Endorsement will not infringe or otherwise violate the copyrights, trademarks, or other proprietary rights of third parties or constitute unfair competition; (iv) all claims concerning the Products and Co-Branded Products made by such Spokesperson are, and will be, true and correct at the time such claims are made, and supported by data which complies with applicable law; and (v) except as contemplated in this Agreement, there exist no agreements, or other arrangements, for Spokesperson to endorse, promote, advertise, or sell any Products or Co-Branded Products anywhere in the world. Spokesperson shall provide QVC with any and all documents reasonably required or requested by QVC at any time and from time to time to support the representations and warranties herein contained.

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(c)          On the Effective Date, but, in any event no later than September 30, 2011, Company shall obtain from an insurance company having a A.M. Best rating of A+ and shall deliver to QVC a life insurance policy insuring the life of Mizrahi. Such life insurance policy shall name QVC as the owner or, in the alternative, Company shall grant an absolute assignment in and to such insurance policy to QVC such that QVC shall become the owner thereof. Such life insurance policy shall be maintained by Company for the License Period Years set forth below. Such life insurance policy shall name QVC as the sole beneficiary and shall be maintained by Company in the following amounts:

License Period Years 2 and 3 -	$4,000,000.00

License Period Year 4 -	$3,000,000.00

License Period Year 5 -	$2,000,000.00

Such life insurance policy shall provide further that QVC shall receive notice in the event of any termination of coverage under such life insurance policy. Company shall provide QVC with any and all information and/or documentation reasonably requested by QVC (i) to demonstrate continuing life insurance coverage for Mizrahi during the License Period as required by this paragraph; and (ii) in order to allow QVC to remit all premium payments for the above-described life insurance policy, which premium payments shall be deducted by QVC from any and all *** Royalty Payments otherwise due to Company under this Agreement. Company hereby agrees and acknowledges that QVC may make such deductions from any and all *** Royalty Payments otherwise due to Company under this Agreement to the extent necessary to remit premium payments directly by QVC to the insurance company(ies) issuing the life insurance coverage for Mizrahi as described in this paragraph. Mizrahi shall take all actions reasonably requested by Company or QVC that are necessary for Company to obtain and deliver (and, to the extent necessary, absolutely) assign the above described life insurance policy and to ensure continued coverage thereunder. Notwithstanding anything contained in this Agreement to the contrary, QVC shall have no obligation to remit any payments otherwise potentially due to Company under this Agreement unless and until Company delivers to QVC the life insurance policy described above. Notwithstanding anything contained in this Agreement to the contrary, in the event of the death of Mizrahi, QVC shall not be required to accept any substitute designer under this Agreement unless and until QVC receives the proceeds from the life insurance policy required by this paragraph 6(c). In the event of the death of Mizrahi and the failure of Company to propose a substitute designer acceptable to QVC within twenty-four (24) months from the date of Mizrahi’s death, QVC may elect to terminate this Agreement. In the event that QVC so terminates this Agreement, QVC shall have no obligation, except as otherwise expressly set forth in this paragraph 6(c) to the contrary, to remit any further *** Royalty Payments otherwise due and owing to Company by QVC, but Company shall continue to have the obligation to remit the Third Participating Royalty Payments to QVC pursuant to this Agreement up to the amount of ***.

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Notwithstanding anything in this Agreement to the contrary, in the event of the death of Mizrahi, QVC shall have no obligation to remit any *** Royalty Payment otherwise due and owing to Company by QVC. QVC shall not be obligated to remit that portion of *** Royalty Payment due for any portion of a calendar quarter following the death of Mizrahi, provided, however, QVC shall continue, during the License Period, to remit a *** Royalty to Company in accordance with the provisions of paragraph 2(i)(ii) above.

(d)          Notwithstanding anything in this Agreement to the contrary, in the event that Mizrahi should become Disabled (as defined below), QVC shall have no obligation to remit any *** Royalty Payment otherwise due and owing to Company by QVC during such period of Disability. “Disabled” and “Disability”, as used herein, shall mean physical disfigurement or scarring, paralysis or loss of control of any part of the body, inability to stand or walk for sustained periods of time, a mental illness, disorder or disease, impairment of speech, loss of sight or hearing and/or loss of any limb. In the event that such Disability of Mizrahi should continue for a period of eighteen (18) months, QVC shall have no further obligation to remit any further *** Royalty Payments otherwise due and owing to Company by QVC. In the event of the failure of Company to propose a substitute designer acceptable to QVC within twenty-four (24) months from the date upon which Mizrahi should become Disabled, QVC may elect to terminate this Agreement. In the event that QVC so terminates this Agreement, QVC shall have no obligation, except as otherwise expressly set forth in this paragraph 6(d) to the contrary, to remit any further *** Royalty Payments otherwise due and owing to Company by QVC, but Company shall continue to have the obligation to remit the Third Participating Royalty Payments to QVC pursuant to this Agreement up to the amount of ***. QVC shall not be obligated to remit that portion of *** Royalty Payment due for any portion of a calendar quarter following the disability of Mizrahi, provided, however, QVC shall continue, during the License Period, to remit a *** Royalty to Company in accordance with the provisions of paragraph 2(i)(ii) above.

7.           Confidentiality.

(a)          Each Party agrees to treat this Agreement and the terms and conditions hereof as confidential information (the “Confidential Agreement Information”). Each Party shall only transmit the Confidential Agreement Information to such of its directors, officers, employees, affiliates, attorneys, accountants, consultants, commercial banker and advisors who need to know such information for purposes of effecting this Agreement and who shall agree to be bound by the terms and conditions of this paragraph. Subject to paragraph 7(b) below, each Party agrees that the Confidential Agreement Information shall not be disclosed to others, except as necessary to carry out or enforce the terms of this Agreement or as may be required by law or legal process; provided, however, that the Party making such disclosure shall provide notice to the other Party prior to such disclosure and shall use reasonable commercial efforts to secure confidential protection of such information and to limit such disclosure to the extent possible.

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(b)          Company acknowledges and agrees that any and all information regarding QVC or its operations disclosed to it in conjunction with this Agreement, and any information regarding the sale and promotion of Products, Co-Branded Products and/or products by QVC, will be treated as confidential information and will not be disclosed to any third party at any time during the Term of this Agreement, and thereafter. Company further agrees that any such information will not be used for any purposes by Company other than for purposes contemplated by this Agreement. Confidential information for the purposes of this paragraph 7(b) shall not be deemed to include information which: (a) is public knowledge or becomes generally available to the public other than as a result of disclosure by Company; (b) becomes available to Company on a non-confidential basis, from a source (other than QVC or its agents) who is not bound by a confidentiality agreement with QVC; or (c) is in the possession of Company prior to disclosure by QVC, provided that the source was not bound by a confidentiality agreement with QVC. Except as otherwise set forth in this paragraph 7(b), Company acknowledges and agrees that Company shall not (i) publicly disclose, publish, register or file any copy of this Agreement or any provision thereof, or any information or data contained herein, to or with any federal, state or local governmental authority or agency (including, without limitation, the United States Securities and Exchange Commission (the “Commission”) and/or any state securities commission); (ii) disclose, publish, provide or transmit any copy of this Agreement or any provision thereof, or any information or data contained herein, in any prospectus intended for the solicitation of investment in, or the sale of the equity interest in, or assets of, Company; and/or (iii) disclose, provide or transmit any copy of this Agreement or any provision thereof, or any information or data contained herein to any prospective investor in, or prospective purchaser of, the assets of, or equity interest in, Company absent either (A) execution of a non-disclosure agreement (in the form attached hereto as Exhibit “B”) by such prospective investor or purchaser of the equity interest in, or assets of, Company; (B) use of the redacted form of this Agreement attached hereto as Exhibit “C”. Company and XCel each acknowledges and agrees that it will not solicit a potential investor in, or potential acquirer of, any equity interest in Company who is a Direct Competitor or any affiliate or employee thereof. Company and XCel each further acknowledges and agrees that, under no circumstances, will an unredacted copy of this Agreement be disclosed to a potential investor in, or potential acquirer of, any equity interest in the Company who is a Direct Competitor or any affiliate or employee thereof. Company agrees that in the event of a breach or threatened breach of the terms of this paragraph 7(b) and/or the provisions of paragraph 5, QVC shall be entitled to seek from any court of competent jurisdiction, preliminary and permanent injunctive relief which remedy shall be cumulative and in addition to any other rights and remedies to which QVC may be entitled. Company acknowledges and agrees that the confidential information and other information referred to in this paragraph 7(b) and the prohibitions provided in paragraph 5 above, are valuable and unique and that such breach of such provisions will result in immediate irreparable injury to QVC. Notwithstanding anything in this paragraph 7(b) to the contrary, in the event that disclosure of this Agreement by Company, XCel or any of their respective successors or assigns is required under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any regulations promulgated thereunder, then Company or XCel may file a Confidential Treatment Request (a “CT Request”) with the Commission in the form attached hereto as Exhibit “D”.  Any such CT Request shall be filed in compliance with Rule 406 under the Securities Act and Rule 24b-2 under the Exchange Act and shall only involve a public filing on EDGAR or otherwise of a redacted form of this Agreement in the form attached as Exhibit “C”.  In addition, any such CT Request filed with the Commission shall list QVC as an interested party to this Agreement and shall provide the contact information for QVC listed in Section 11(e) of this Agreement in accordance with 17 CFR 200.83 (c)(5).  Company or XCel shall not be permitted to modify the redacted version of this Agreement set forth as Exhibit “C” without the prior written consent of QVC, which consent shall not unreasonably be withheld, and all subsequent filings and periodic reports filed with the Commission may only include such redacted version of this Agreement.  Company or XCel shall promptly notify QVC and provide QVC with a copy of (i) any correspondence it receives from the Commission regarding any CT Request filed and (ii) any Freedom Of Information Act request (each a “FOIA Request”) it receives requesting disclosure of this Agreement.  Company shall use its best efforts to ensure that the Commission or any other relevant governmental agency honors the provisions of this paragraph 7(b) by only allowing the redacted form of this Agreement attached hereto as Exhibit “C” to be publicly released in any manner.  QVC and its selected legal counsel (as may be designated, from time to time, by QVC) shall be entitled to participate in any correspondence or discussions with the Commission regarding any CT Request filed with the Commission or with any other governmental agency regarding any FOIA Request and Company and XCel agree to consult and collaborate with QVC and its selected legal counsel (as may be designated, from time to time, by QVC) regarding Company’s responses to any such correspondence or discussions. In the event that the Commission or any other governmental agency mandates public disclosure of redacted portions of this Agreement in writing or verbally (which verbal comments are verified by QVC or its selected legal counsel through direct communications with the Commission’s examiner or the representative of the other governmental agency making the request), then disclosure by Company or XCel of the redacted portions of this Agreement to the extent required by the Commission or any other governmental agency shall not be deemed a breach of this agreement by Company or XCel. Company and XCel shall jointly and severally indemnify and hold QVC harmless for all costs and expenses (including, but limited to, reasonable attorneys’ fees and costs) incurred by QVC during the License Period (i) up to an aggregate of $100,000.00 (which amount shall increase by an additional $100,000.00 if the License Period is extended or renewed pursuant to paragraph 3(a) above) relating or referring to, or arising from, any FOIA Requests seeking disclosure of this Agreement, including, without limitation, any costs and expenses (including, but not limited to, reasonable attorneys’ fees) incurred by QVC with respect to any proceedings or civil actions relating or referring to, or arising from, any such FOIA Requests and (ii) up to $25,000.00 relating or referring to, or arising from, the drafting, review, filing and negotiation of the CT Request with the Commission. Company and XCel shall make any such indemnification payments to QVC within ten (10) Business Days of receiving written notice from QVC of the actual costs incurred in connection with the items listed in subparagraphs (i) or (ii) in the prior sentence. In the event that such indemnification payments are not forthcoming within such ten (10) Business Days, QVC, in addition to, and not in lieu of, any other remedies available to it, may offset the amount of such indemnification payments against any sums due by QVC to Company under this Agreement (subject to the limitations set forth in the preceding sentence).

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(c)          Spokesperson acknowledges and agrees that any and all information regarding QVC or its operations disclosed to it in conjunction with this Agreement and/or the Amended and Restated Agreement, and any information regarding the sale and promotion of Products, Co-Branded Products and/or products by QVC, will be treated as confidential information and will not be disclosed to any third party at any time during the Term of this Agreement, and thereafter. Spokesperson further agrees that any such information will not be used for any purposes by Spokesperson other than for purposes contemplated by this Agreement. Confidential information for the purposes of this paragraph 7(c) shall not be deemed to include information which: (a) is public knowledge or becomes generally available to the public other than as a result of disclosure by Spokesperson; (b) becomes available to Spokesperson on a non-confidential basis, from a source (other than QVC or its agents) who is not bound by a confidentiality agreement with QVC; or (c) is in the possession of Spokesperson prior to disclosure by QVC, provided that the source was not bound by a confidentiality agreement with QVC. Spokesperson agrees that in the event of a breach or threatened breach of the terms of this paragraph 7(c) and/or the provisions of paragraph 5, QVC shall be entitled to seek from any court of competent jurisdiction, preliminary and permanent injunctive relief which remedy shall be cumulative and in addition to any other rights and remedies to which QVC may be entitled. Spokesperson acknowledges and agrees that the confidential information and other information referred to in this paragraph 7(c) and the prohibitions provided in paragraph 5 above, are valuable and unique and that such breach of such provisions will result in immediate irreparable injury to QVC.

(d)          Assignor acknowledges and agrees that any and all information regarding QVC or its operations disclosed to it in conjunction with this Agreement and/or the Amended and Restated Agreement, and any information regarding the sale and promotion of Products, Co-Branded Products and/or products by QVC, will be treated as confidential information and will not be disclosed to any third party at any time during the Term of this Agreement, and thereafter. Assignor further agrees that any such information will not be used for any purposes by Assignor other than for purposes contemplated by this Agreement. Confidential information for the purposes of this paragraph 7(d) shall not be deemed to include information which: (a) is public knowledge or becomes generally available to the public other than as a result of disclosure by Assignor; (b) becomes available to Assignor on a non-confidential basis, from a source (other than QVC or its agents) who is not bound by a confidentiality agreement with QVC; or (c) is in the possession of Assignor prior to disclosure by QVC, provided that the source was not bound by a confidentiality agreement with QVC. Assignor agrees that in the event of a breach or threatened breach of the terms of this paragraph 7(d) and/or the provisions of paragraph 5, QVC shall be entitled to seek from any court of competent jurisdiction, preliminary and permanent injunctive relief which remedy shall be cumulative and in addition to any other rights and remedies to which QVC may be entitled. Assignor acknowledges and agrees that the confidential information and other information referred to in this paragraph 7(d) and the prohibitions provided in paragraph 5 above, are valuable and unique and that such breach of such provisions will result in immediate irreparable injury to QVC.

(e)          The rights and obligations of the Parties set forth in this paragraph 7 shall survive and continue after the termination or expiration of the Agreement.

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8.           Indemnification.

(a)          Company hereby agrees to protect, defend, hold harmless and indemnify QVC, its subsidiaries and affiliates, and each of their respective employees, agents, officers, directors, successors and assigns from and against any and all claims, actions, suits, costs, liabilities, damages and expenses (including, but not limited to, reasonable attorneys’ fees) based upon or resulting from any breach or alleged breach by Company or Spokesperson of any term or condition of this Agreement or any representation or warranty set forth herein, including without limitation any claim by any third party that such party owns or has a license or other proprietary interest in any Product IP Rights, the Design Element or the Co-Branded IP Rights, or that QVC’s use of any Product IP Rights, the Design Element or the Co-Branded IP Rights as contemplated by this Agreement constitutes unfair competition or infringes or otherwise violates the copyright, trademark or other proprietary rights of third parties. For purposes of clarification, the indemnification obligations of Company with respect to the Product IP Rights, the Design Element or the Co-Branded IP Rights shall not apply with respect to any component (e.g., a trademark or service mark) of the Products or Co-Branded Products which is owned or licensed by QVC, if any. QVC shall give Company prompt written notice of any such action or claim, and Company shall then take such action as it deems advisable to defend such claim or action on behalf of QVC. In the event that appropriate action is not taken by Company within five (5) days of Company’s receipt of notice from QVC, QVC shall have the right to defend such action or claim in its own name. In such event, Company shall be solely responsible for the payment or reimbursement, at QVC’s option, of counsel fees and all other fees and costs incurred in defending such action, for any and all damages arising thereunder, and for any and all amounts paid by QVC in settlement thereof.

(b)          Notwithstanding anything contained herein to the contrary, Assignor shall continue to protect, defend, hold harmless and indemnify QVC, its subsidiaries and affiliates, and each of their respective employees, agents, officers, directors, successors and assigns from and against any and all claims, actions, suits, costs, liabilities, damages and expenses (including, but not limited to, reasonable attorneys’ fees) based upon or resulting from any breach or alleged breach prior to the Effective Date by Assignor or Spokesperson of any term or condition of the Amended and Restated Agreement or any representation or warranty set forth therein. QVC shall give Assignor prompt written notice of any such action or claim, and Assignor shall then take such action as it deems advisable to defend such claim or action on behalf of QVC. In the event that appropriate action is not taken by Assignor within five (5) days of Assignor’s receipt of notice from QVC, QVC shall have the right to defend such action or claim in its own name. In such event, Assignor shall be solely responsible for the payment or reimbursement, at QVC’s option, of counsel fees and all other fees and costs incurred in defending such action, for any and all damages arising thereunder, and for any and all amounts paid by QVC in settlement thereof.

(c)          QVC hereby agrees to protect, defend, hold harmless and indemnify Company, its subsidiaries and affiliates, and each of their respective employees, agents, officers, directors, successors and assigns from and against any and all claims, actions, suits, costs, liabilities, damages and expenses (including, but not limited to, reasonable attorneys’ fees) based upon or resulting from any breach or alleged breach by QVC of any term or condition of this Agreement or any representation or warranty set forth herein. Company shall give QVC prompt written notice of any such action or claim, and QVC shall then take such action as it deems advisable to defend such claim or action on behalf of Company. In the event that appropriate action is not taken by QVC within five (5) days of QVC’s receipt of notice from Company, Company shall have the right to defend such action or claim in its own name. In such event, QVC shall be solely responsible for the payment or reimbursement, at Company’s option, of counsel fees and all other fees and costs incurred in defending such action, for any and all damages arising thereunder, and for any and all amounts paid by Company in settlement thereof.

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9.          Publicity.

(a)          Except for incidental non-derogatory remarks necessitated by the services provided hereunder, neither Assignor, Company nor Spokesperson shall issue any publicity or press release regarding its contractual relations with QVC or otherwise make any oral or written reference to QVC regarding their activities hereunder, without obtaining QVC’s prior written consent, and approval of the contents thereof; provided, however, that nothing herein shall prohibit Assignor or Company from making any disclosure required by applicable law or securities regulations after giving notice to QVC as promptly as is practicable under the circumstances and/or as otherwise required by this Agreement. Neither Assignor, Spokesperson nor Company shall utilize any trade name, service mark, trademark, or copyright belonging to QVC without the prior written consent of QVC.

(b)          QVC shall obtain Company’s prior approval with respect to any third party press releases (which shall not be construed to include QVC program guides or the QVC Insider publication) involving Products, Co-Branded Products and/or Company.

10.          Consent to Assignment; Termination of Earthbound Agreements and Obligations.

(a)          Subject to satisfaction by Company and Assignor of their respective obligations under paragraph 1(a) above, QVC hereby: (i) consents to the assignment of Design Services Reimbursement Agreement from Assignor to Company; and (ii) agrees that Company shall succeed to all of the Assignor’s rights and obligations under the Design Services Reimbursement Agreement.

(b)          Subject to satisfaction by Company and Assignor of their respective obligations under paragraph 1(a) above and further subject to the payment of $175,000.00 due and owing to QVC by Earthbound as of September 30, 2011, QVC agrees that the Earthbound Agreement (the “Earthbound Agreement”) is hereby terminated as of the Effective Date of this Agreement pursuant the Release Agreement attached hereto as Exhibit “E”.

11.          Miscellaneous.

(a)          Amendment. This Agreement may not be varied, amended, or modified unless in writing signed by the Party against whom such amendment, variance or modification is sought to be enforced.

(b)          No Assignment. This Agreement and the rights and obligations hereunder are not assignable and any such assignment shall be null and void ab initio.

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(c)          License of Intellectual Property. Company acknowledges and agrees that this Agreement shall constitute an executory contract within the meaning and scope of Section 365 of the United States Bankruptcy Code, 11 U.S.C. § 365, under which the Company is a licensor of Intellectual Property (as defined below), and as to which QVC shall have the right to make an election under Section 365(n) of the United States Bankruptcy Code, 11 U.S.C. § 365(n). For purposes of this Agreement, the rights granted to QVC hereunder shall be deemed to constitute “Intellectual Property” for purposes of Section 365(n) of the United States Bankruptcy Code, 11 U.S.C. § 365(n), and as used therein, notwithstanding any limitation or definition to the contrary in the United States Bankruptcy Code, 11 U.S.C. § 101, et seq., including, but not limited to, provisions of Section 101(35A) of the United States Bankruptcy Code, 11 U.S.C. § 101(35A).

(d)          Governing Law. This Agreement shall be construed according to the internal laws of Commonwealth of Pennsylvania, without regard to conflict of laws principles. The Parties each hereby consent to the exclusive jurisdiction of the state courts of the Commonwealth of Pennsylvania, Chester County, and the United States District Court for the Eastern District of Pennsylvania, in all matters arising out of this Agreement.

(e)          Notices. All notices provided for hereunder shall be sent via certified mail, return receipt requested, or by reputable overnight carrier, to the addresses indicated in this Section 11(e). All notices to QVC shall be addressed to:

President, U.S. Commerce

QVC, Inc.

Studio Park

1200 Wilson Drive

West Chester, PA 19380

and

General Counsel

QVC, Inc.

Studio Park

1200 Wilson Drive

West Chester, PA 19380

Notice to QVC shall not be deemed effective unless delivered to both President, U.S. Commerce and General Counsel as set forth above.

All notices to Company and Spokesperson shall be addressed to:

IM Brands, LLC

c/o XCel Brands, Inc.

475 Tenth Avenue, 4th Floor

New York, NY 10018

Attn: CFO

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All notices to Assignor shall be addressed to:

IM-Ready Made, LLC

c/o XCel Brands, Inc.

475 Tenth Avenue, 4th Floor

New York, NY 10018

Attn: Marisa Gardini

with a copy (which shall not constitute notice) to:

Robinson & Cole LLP

885 Third Avenue, 28th Floor

New York, NY 10022

Attn: Eric J. Dale, Esq.

(f)          Entire Agreement. This Agreement supersedes all prior communications between the parties regarding the subject matter hereof, whether oral or written, including, without limitation, the Amended and Restated Agreement, and constitutes the entire understanding of the parties. Company shall cause all future Spokespersons as may be agreed upon by QVC and Company, in addition to Mizrahi, to agree to the provisions set forth in this Agreement.

(g)          Remedies and Waiver. No delay or failure on the part of any Party hereto in exercising any right or remedy under this Agreement, and no partial or single exercise thereof, shall constitute a waiver of such right or remedy or of any other right or remedy. The rights and remedies provided in this Agreement shall be in addition to, and not in lieu of, any rights and remedies provided under applicable law.

(h)          Severability. If any term or condition of this Agreement or the application thereof shall be illegal, invalid or unenforceable, all other provisions hereof shall continue in full force and effect as if the illegal, invalid or unenforceable provision were not a part hereof. The headings used in this Agreement are for the convenience of the Parties only and shall not be construed in the interpretation of any provisions of' this Agreement.

(i)          No Joint Venture. Nothing herein contained shall be construed to place QVC, on the one hand, and Company and/or Spokesperson, on the other hand, in the relationship of partners or joint venturers, and, with the exception of any and all rights and licenses that may have been, or are, granted to Company by Spokesperson, none of the Parties hereto shall have the power to obligate or bind the others in any manner whatsoever. Company hereto agrees that in performing its duties and obligations to QVC under this Agreement, it shall be in the position of an independent contractor to QVC.

(j)          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same Agreement. This Agreement may be executed and delivered via electronic or telefacsimile transmission with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

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(k)          Interpretation and Construction. This Agreement has been fully and freely negotiated by the Parties hereto, shall be considered as having been drafted jointly by the Parties hereto, and shall be interpreted and construed as if so drafted, without construction in favor of or against any Party on account of its participation in the drafting hereof.

(l)          Further Assurances. Company shall cooperate with QVC from time to time as requested by QVC to effectuate the purposes of this Agreement, including QVC's requests for information regarding the safety of any of the Products or Co-Branded Products.

(m)          Survival. The provisions of paragraphs 2(k), 2(l), 5, 6, 7, 8, 10 and 11 (d), (e), (g), (l), and (m) shall survive the expiration or termination of this Agreement.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties hereto have executed this Agreement as of the date first written above to be effective and in force as of the Effective Date.

QVC, INC.

By:
Name:
Title:
IM BRANDS, LLC

By:
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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[SIGNATURES CONTINUED FROM PRECEDING PAGE]

IM READY MADE, LLC

By:
Name:
Title:

Isaac Mizrahi, individually

XCel Brands, Inc.

By:
Name:
Title:

28

Exhibit D

[***]

The Company has requested confidential treatment of certain information contained in the Agreement relating to certain business matters not material to investors and which the Company believes would cause harm to the Company and its relationship with QVC if disclosed.

Exhibit E

RELEASE AGREEMENT

This RELEASE AGREEMENT (the “Release Agreement”) is dated as of September 30, 2011 (the “Effective Date”) by and between QVC, Inc., a Delaware corporation with offices located at Studio Park, 1200 Wilson Drive, West Chester, Pennsylvania 19380, on the one hand, and Earthbound, LLC (“Earthbound”), a New York limited liability company, with offices located at 126 Fifth Avenue, 4th Floor, New York, New York 10011, on the other hand.

RECITALS

WHEREAS, QVC is a general merchandise electronic retailer that markets and distributes a wide variety of products directly to consumers through various means and media;

WHEREAS, on or about June 5, 2009, QVC entered into an agreement (the “Merchandising Agreement”) with IM Ready Made LLC (“IM Ready Made”) for the promotion, marketing and sale by QVC of a line of consumer products developed or to be developed by IM Ready Made;

WHEREAS, Earthbound, at all times material, hereto and among other things, is or was the brand manager for IM Ready Made;

WHEREAS, on or about September 1, 2009, QVC, on the one hand, and Earthbound, on the other hand, entered into an agreement (the “Earthbound Agreement”) providing for the reimbursement and/or payment to QVC by Earthbound of QVC’s expenses and costs incurred or to be incurred in connection with the development and promotion of the aforementioned line of consumer products by IM Ready Made;

WHEREAS, on or about September 16, 2010, QVC and Earthbound agreed to a modification of the timing of payments due by Earthbound to QVC under the Earthbound Agreement;

WHEREAS, as of the Effective Date, the sum of One Hundred Seventy-Five Thousand Dollars ($175,000.00) is due and payable to QVC by Earthbound under the Earthbound Agreement;

WHEREAS, in connection with an assignment by IM Ready Made of the Merchandising Agreement to IM Brands, LLC (“IM Brands”), Earthbound seeks the termination of the Earthbound Agreement; and

WHEREAS, QVC is amenable to terminating the Earthbound Agreement subject to the terms and conditions of this Release Agreement.

AGREEMENT

NOW, THEREFORE, QVC and Earthbound each agrees as follows:

1.          The above Recitals are incorporated by reference as though set forth fully at length herein.

2.          Strictly conditioned upon, and subject to, (a) remittance (as set forth in paragraph 3 below) on or before the Effective Date by Earthbound to QVC of the aforesaid sum of $175,000.00 (the “Payment”), in good and immediately available funds and free and clear of all third party claims, that is due and payable to QVC under the Earthbound Agreement; (b) assignment of the Merchandising Agreement by IM Ready Made to IM Brands pursuant to the terms of a certain Second Amended And Restated Agreement And Consent to Assignment, dated as of September 28, 2011, by and among QVC, on the one hand, and IM Ready Made, IM Brands, Isaac Mizrahi and XCel Brands, Inc, on the other hand; and (c) delivery of the release granted by Earthbound in favor of QVC as set forth in paragraph 6 below, the Earthbound Agreement is terminated effective as of 11:59 p.m. (EDT) on September 30, 2011, without further obligation by Earthbound or QVC thereunder. Notwithstanding anything contained in this Release Agreement to the contrary, this Release Agreement shall be rendered null and void ab initio should any of the aforesaid three conditions precedent to termination of the Earthbound Agreement not be satisfied in full on or before the Effective Date.

3.          On or before the Effective Date, Earthbound shall pay, or cause one or more of its affiliates to pay, the Payment (in good and immediately available funds and free of any third party claims) due and payable to QVC under the Earthbound Agreement to QVC as of the Effective Date, via wire transfer, to QVC (with telephone notice of the Federal reference number to QVC’s Treasury Department Attn: Nicole Maganas at 484.701.1416 upon transfer) pursuant to the following wiring instructions (unless otherwise directed in writing by QVC):

Account Name:

Account Number:

Bank Name:

Bank Address:

ABA#:

SWIFT:

Bank Contact Name:

4.          Earthbound shall use its best efforts to ensure that the Payment is remitted to QVC simultaneously with the assignment of the Merchandising Agreement by IM Ready Made to IM Brands. Notwithstanding anything contained herein to the contrary, this Release Agreement shall be rendered null and void ab inito in the event that the Payment is not remitted to QVC in accordance with the terms of paragraphs 2 and 3 above.

5.          In consideration for full satisfaction of the conditions precedent set forth in paragraphs 2 and 3 above (including, without limitation, the remittance of the Payment to QVC in good and immediately available funds), and strictly conditioned and subject thereto, QVC, and its successors and assigns, do hereby forever, fully, and completely release, acquit and discharge Earthbound and its subsidiaries, and their respective directors, officers, managers, employees, agents, representatives, servants, successors, heirs and assigns, and their respective heirs, executors, administrators, successors-in-interest, and each and every one of them, of and from all, and all manner of, claims, actions, and causes of action, suits, debts, obligations, promises, expenses, bills, liens, liabilities, dues, accounts, bonds, covenants, contracts, agreements, costs, judgments, claims and demands whatsoever, in law or in equity, or otherwise, whether known or unknown, accrued or unaccrued, which QVC, and its successors and assigns, ever had, now have, or can, shall or may in the future have against Earthbound and its subsidiaries, and their respective directors, officers, managers, employees, agents, representatives, servants, successors, heirs and assigns, and their respective heirs, executors, administrators, successors-in-interest, and each and every one of them, from the beginning of the world until the Effective Date, for, or by reason of, any and all payments, other than the Payment, due and owing, or due and owing in the future, to QVC from Earthbound under the Earthbound Agreement for expenses and costs incurred, or to be incurred, by QVC in connection with the development and promotion of a line of consumer products by IM Ready Made.

Notwithstanding anything to the contrary contained in this Release Agreement, in the event that any court of competent jurisdiction requires QVC to disgorge any portion of the Payment received by QVC, the release by QVC set forth in this paragraph 5 shall be deemed null and void ab initio and the amount of QVC’s claims under the Earthbound Agreement shall revert to its full amount due and owing to QVC thereunder, provided, however, that in the event of any such disgorgement, Earthbound will be entitled to a credit against QVC’s claims for any portion of the Payment that may be actually retained by QVC. Nothing contained in this paragraph 5 shall release, or be deemed to release, Earthbound from its obligations under this Release Agreement.

It is a strict condition precedent to the validity and enforceability of the release set forth in this paragraph 5 that this Release Agreement, executed without modification by an authorized representative of Earthbound, is delivered to counsel for QVC (Attn: Shannon M. Moyer, Esquire, Assistant General Counsel, QVC, Inc. Studio Park, 1200 Wilson Drive, West Chester, PA 19380, Tel no. 484.701.2086/Fax no. 484.701.1021, e-mail: Shannon.Moyer@qvc.com) on or before the Effective Date.

6.          In consideration for the release set forth in paragraph 5 above, and strictly conditioned and subject thereto, Earthbound, and its successors and assigns, do hereby forever, fully, and completely release, acquit and discharge QVC and its directors, officers, employees, agents, representatives, servants, successors, heirs and assigns, and their respective heirs, executors, administrators and successors-in-interest, and each and every one of them, of and from all, and all manner of, claims, actions, and causes of action, suits, debts, obligations, promises, expenses, bills, liens, liabilities, dues, accounts, bonds, covenants, contracts, agreements, costs, judgments, claims and demands whatsoever, in law or in equity, or otherwise, whether known or unknown, accrued or unaccrued, which Earthbound and its successors and assigns, and each of them, ever had, now has, or can, shall or may in the future have against QVC, and its directors, officers, employees, agents, representatives, servants, successors, heirs and assigns, and its respective heirs, executors, administrators and successors-in-interest, and each and every one of them, from the beginning of the world until the Effective Date for, or by reason of, any obligations due to Earthbound by QVC under the Earthbound Agreement.

It is a strict condition precedent to the validity and enforceability of the release set forth in this paragraph that this Release Agreement, as executed without modification by an authorized representative of QVC, is delivered to counsel for Earthbound (Attn: Hilton Soniker, Esquire, Kamerman & Soniker P.C., 708 Third Avenue, Suite 1610, New York, NY 10017, Tel. no. 212.400.4930/Fax no. 212.832.1240, e-mail: soniker@kamso.com) on or before the Effective Date. Nothing contained in the release set forth above shall release, or be deemed to release, QVC from its obligations under this Release Agreement.

7.          The Earthbound Agreement and this Release Agreement reflect the entire understanding and agreement of QVC and Earthbound in connection with the matters set forth herein, and supersede and merge all prior oral and written agreements, discussions and understandings by and between QVC and Earthbound with respect thereto. This Release Agreement may be amended only by a written agreement signed by QVC and Earthbound. This Release Agreement shall inure to the benefit of, and be binding upon, Earthbound and QVC, and their respective successors and assigns, and there otherwise shall be no third-party beneficiaries, intended, incidental or implied, to this Release Agreement. Nothing contained in this Release Agreement amends, modifies, releases or novates, or shall be deemed to amend, modify, release or novate, any contract or other agreement between QVC, on one hand, and any party other than Earthbound, on the other hand. Except as expressly set forth herein, nothing contained in this Release Agreement amends, modifies, releases, terminates or novates, or shall be deemed to amend, modify, release, terminate or novate, any contract or other agreement between QVC, on one hand, and Earthbound, on the other hand.

8.          QVC and Earthbound each represents and warrants that it is possessed of all rights and authority to execute this Release Agreement and covenants and that it will not challenge the legitimacy, terms or enforceability of this Release Agreement based on the identity, or authority of the signatory. QVC and Earthbound each represents and warrants that it has not transferred and will not transfer to any person or entity any rights, causes of action, or claims released in this Release Agreement. The representations and warranties set forth in this paragraph shall survive consummation of the transactions contemplated by this Release Agreement.

9.          This Release Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed one and the same instrument. Delivery of an executed counterpart of this Release Agreement by telefacsimile or electronic transmission shall be equally as effective as delivery of a manually executed counterpart of this Release Agreement.

10.         QVC and Earthbound, with the assistance of its respective counsel, has each participated in the drafting of this Release Agreement. Any ambiguities in this Release Agreement shall not be construed for or against any party hereto on account of such drafting.

11.         This Release Agreement, and the releases set forth therein, shall be interpreted, governed and construed in accordance with the internal substantive laws of the Commonwealth of Pennsylvania without regard to conflict of laws principles. QVC and Earthbound each consents to the exclusive subject matter and personal jurisdiction and the venue of the Court of Common Pleas of Chester County (PA) or the United States District Court for the Eastern District of Pennsylvania with regard to any and all disputes arising under, or related to, this Release Agreement and the transactions contemplated herein. This Release Agreement shall be deemed to be a contract accepted, made and formed in the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, and intending to be legally bound hereby, QVC, Inc. and Earthbound, LLC., and each of them, execute this Release Agreement as of the Effective Date.

QVC, INC.	EARTHBOUND, LLC

By:	By:

Name:	Name:

Title:	Title:

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